[LOGO FEDERATED INVESTORS]

FEDERATED
HIGH INCOME
BOND FUND, INC.


20TH ANNIVERSARY

20TH ANNUAL REPORT
MARCH 31, 1997

ESTABLISHED 1977


ACKNOWLEDGING A HISTORY
OF GENEROUS INCOME TO SHAREHOLDERS
FROM THE DYNAMIC HIGH YIELD MARKET



PRESIDENT'S MESSAGE

-------------------------------------------------------------------------------

[Graphic]


Dear Fellow Shareholder:

This publication is the 20th Annual Report of Federated High Income Bond Fund, Inc. I would like to review the history of the fund, its performance, and its growth.

In 20 years, this asset class of bonds, i.e., high-yield bonds, has had its zenith and its nadir, and yet, with the support of thousands of investment representatives, and their individual and institutional clients, the fund's assets have grown to over $1 billion with more than 59,000 shareholders.

In 1977, when the fund was created, a major New York Stock Exchange firm in Atlanta was the primary source of assets. The initial offering raised $25 million, $15 million of which came from shareholders who invested in the fund through this firm. The first dividend was paid in March of 1978, and the fund has paid a generous monthly dividend each and every month since that time, for 228 consecutive months.

Over the past 12 months, the fund's share value has increased, and the fund has paid generous income to shareholders:

                  Net Asset Value Increase   Income  Total Return*
                  -------------------------  ------  --------------
Class A Shares      $11.08 to $11.31=2%       $1.03          11.88%
Class B Shares      $11.08 to $11.31=2%       $0.94          10.99%
Class C Shares      $11.08 to $11.31=2%       $0.94          11.00%


The investment objective of the fund since its inception in 1977 to the present day has always been high, current income. In addition, the fund has provided shareholders with a competitive total return. As assets have grown, the portfolio's issues have also grown substantially from less than 100 issues to over 275 issues today across some 30 industry classifications. Over the past several months, the fund's monthly dividend has averaged $0.085 for Class A Shares and $0.077 for Class B and Class C Shares.

It is the nature of the high-yield market to pursue high income returns with risk to principal and income.** The risk is very simple, and we have certainly experienced it. There have been corporate bankruptcies caused by business failures, among many other negative situations. However, Federated's team of experienced professionals who invest in this market have established themselves as experts, and Federated High Income Bond Fund, Inc. has been an excellent performing bond fundNwith a relatively low default rate compared to the high-yield market as a whole and to the fund's peers.

 * Performance quoted is based on net asset value and represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period (based on offering price) for A, B and C share classes were 6.86%, 5.01%, and 9.92%, respectively.

** Lower rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities, and increased possibilities for default.


Additionally, high-yield bonds have outperformed, i.e., paid more income and/or suffered less in net asset value decline, than other classes of bonds N including mortgage-backed, high-grade corporates and Treasurys N over the past 20 years.*** Again, both income and total returns have more than compensated for their risk.+

With the many high-yield bond funds' total performance record, and the acceptance of high-yield issues as a viable asset class, the American public has invested in 181 high-yield bond funds with assets totaling over $73 billion according to Lipper Analytical Services, Inc. The high-yield bond asset class is recognized by both individuals and institutions as an essential investment for a portion of one's financial assets.

On the accompanying pages, charts show the performance of the fund in comparison to other benchmarks and other asset classes. Also, as we have presented year after year, the annual report contains mountain and valley charts depicting the investment results of a lump sum investment and systematic investments of $1,000 annually for the 20-year life of the fund. These long-term investment charts show past performance, which is no guarantee of future performance.

The questions posed to Mark E. Durbiano, Senior Vice President of Federated Advisers, cover both the fund's history and his present management outlook to give shareholders insight into the long-term viability of this diversified portfolio of high-yield bonds. Mark's comments emphasize the value of investing in this asset class through a mutual fund to utilize diversification both in terms of industry sectors as well as the number of portfolio issues. The fund's professional management and broad diversification give shareholders high, current monthly income opportunities and help minimize the risk as much as possible.

Please take time to review this 20-year history, and if you have questions, please do not hesitate to write.

Thank you for your confidence in placing a portion of your wealth in Federated High Income Bond Fund, Inc.

Best regards,



Richard B. Fisher
President
May 15, 1997

*** U.S. government bonds and Treasury bills, unlike high yield and corporate bonds, are guaranteed as to the payment of principal and interest by the U.S. government. Past performance is not indicative of future results.

  + Source: Chase Securities


Investment Review

--------------------------------------------------------------------------------

Mark E. Durbiano
Senior Vice President
Federated Advisers

Q    I. Mark, this is the 20th annual report of Federated High Income Bond
Fund, Inc. Could you tell about the high-yield management group at Federated and how it has been able to generate the fund's successful long-term performance record?

A    We really have an outstanding group of investment professionals focused exclusively on the high-yield market. I head up the group and have been with Federated for approximately 15 years, mostly in our high yield area. IOve been managing Federated High Income Bond Fund, Inc. since 1987. Working with me in the high-yield area are six talented, experienced investment professionals. This team gives us the necessary resources to successfully manage the fund's assets.

Our approach, which was formulated by my predecessor, Tom Madden, focuses on investing in strong operating businesses that are rated below investment grade because of a higher than normal use of debt in their overall capitalization. We try to avoid investing in companies with weak operating businesses, or, as Tom used to say, ONo need trying to go up the down escalator.O Some of our longer-term shareholders may be interested to know that Tom now heads up our entire equity and high-yield operation at Federated, and still takes a keen interest in the happenings in the high-yield market. Between the two of us, we have about 35 years of experience in high-yield investing.

Q   II. Mark, you have been involved in the high-yield market for many years.
has the perception of high-yield as an asset class changed?

A   The perception of high-yield bonds has changed dramatically, especially over the past five years. It has gone from being an almost "cottage industry" to an important part of most asset allocation strategies. This is a result of the excellent long-term performance of the asset class, especially on a risk-adjusted basis, and the tremendous growth in the market. According to Chase Securities, the high-yield market has grown from $24 billion in 1977 to over $350 billion at the end of 1996. While high-yield mutual funds like Federated High Income Bond Fund, Inc. still make up a large part of the market, we see tremendous interest for high-yield securities from insurance companies, pension plans, and asset allocation funds.

Q   III. What are the primary reasons investors are attracted to Federated High
Income Bond Fund, Inc.?

A   There are several reasons why investors participate in this fund.  First, from an asset class basis, high-yield bonds have historically provided very attractive long-term, risk-adjusted returns to investors. Also, this asset class is capable of providing investors with a high level of income. Federated High Income Bond Fund, Inc. brings considerable experience and expertise in the management of high-yield bonds to individual investors. Professional management coupled with an ability to diversify risk over hundreds of different issuers can make this fund an intelligent choice for investors who want exposure to the high-yield market.

Q   IV. Overall, high-yield bonds performed well over the fund's fiscal year thanks to the strong economy. What is your analysis of the period?

A   The high-yield bond market generated excellent returns for the 12-month period ending March 31, 1997, significantly outperforming high-quality bonds. For example, the Lehman Brothers High Yield Bond Index* returned 10.64% while the Lehman Brothers Aggregate Bond Index,* a measure of high-quality bond performance, returned 4.91% over the period.

The main factor impacting high-yield bonds during the period was the surprising strength in the United States' economy. The strong economy, which caused interest rates to rise and high-quality bond prices to fall, had a silver lining for high-yield bonds. It provided a great operating environment for high-yield issuers N allowing them to generate higher earnings and cash flow. This tended to reduce investors' fear of credit-related problems in the high-yield sector and offset the general rise in interest rates. For example, the yield differential between high-quality bonds and high-yield bonds as measured by the Credit Suisse First Boston High Yield Index* declined by 94 basis points, more than offsetting the 62 basis points rise in the yield on 10-year U.S. Treasury securities. Stated simply, the yield on high-yield securities actually declined during the period despite the rise in interest rates for Treasury securities.

The high-yield market also benefited from the strong demand for high-yield securities during the period. This demand for high-yield securities was driven by the market's strong total return performance and investors' desire for yield. Strong demand relative to supply resulted in outstanding securities being bid up in price, benefiting the fund's performance.

Q   V. Despite the attractive returns for the 12-month period, the high-yield market did weaken late in the period. What factors caused the market to cool?

A   Several factors negatively impacted the high-yield market in March 1997. In late February, interest rates, which had been rising since December of 1996, eventually began to impact high-yield bonds. The market was not able to absorb additional increases in interest rates (even with continuing strength in the economy) given the narrow spreads that existed at the end of February. Second, demand for high-yield securities, which had been a major positive over the past year, turned modestly negative as investors responded to negative price action. Finally, uncertainty around the Federal Reserve Board's (the OFed's') interest rate policy and its eventual impact on the economy caused yield spreads to widen in March.

* The Credit Suisse First Boston High Yield Index is a trader priced portfolio constructed to mirror the public high yield debt market. Lehman Brothers High Yield Bond Index includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100m, and at least 1 year to maturity. Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original amount invested. Indexes are unmanaged and are rebalanced monthly by market capitalization. Investments cannot be made in an index.

Q   VI. How did Federated High Income Bond Fund, Inc. perform for the year?

A   Federated High Income Bond Fund, Inc. continued its history of good performance during the past 12 months. The fund's Class A Shares produced a total return of 11.88% based on net asset value,* besting the 11.35% return of the Lipper High Current Yield Funds Average. The fund's Class B and Class C Shares also produced competitive returns of 10.99% and 11.00%, respectively.* For the one-year period ended March 31, 1997, the fund ranked 44th out of the 154 high current yield funds, according to Lipper Analytical Services, Inc. From a longer term perspective, the fund ranked in the top 15% of all high-yield funds for the three years ended March 31, 1997, top 33% for the past 5 years, top 10% for the past 10 years, and top 25% for the past 15 years according to Lipper.**

Q   VII. What factors influenced fund performance?

A   Several factors positively impacted the fund's performance over the past year. First, the fund typically invests a majority of its assets in the single B sector of the high-yield market. This sector outperformed the double B sector (the highest quality high-yield bonds) as well as the lower quality sectors of the overall market.

Second, the fund benefited from outstanding security selection during the period. It avoided most of the deteriorating situations such as Penn Traffic and Marvel Comics, while investing in several situations that performed very well on an issuer-specific basis. These standout performers included: Affiliated Newspapers, Nextel, Six Flags, Ralph's Grocery, Brylane, California Energy, Foamex and Playtex as well as several holdings in the United Kingdom cable TV sector. The fund also benefited from substantial merger and acquisition activity involving portfolio holdings. These securities outperformed the overall market as the issuers were either upgraded by the major rating agencies or the issuers tendered for the securities at attractive prices. These issuers included: Motor Wheel, Sherritt Gorden, Pace Industries, SCI Television, Trans Ocean Container, PanAmSat and Heritage Media.

* Performance quoted represents past performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period (based on offering price) for A, B and C share classes were 6.86%, 5.01%, and 9.92%, respectively.

** These figures and the rankings are based on total return and do not reflect sales charges. During the ranking periods, certain fund expenses were waived; otherwise, total return would have been lower. The fund's 5 and 10 year rankings as of 3/31/97 were 20 out of 61 high current yield funds and 3 out of 44 high current yield funds, respectively.

Q   VIII. What is your outlook for the high-yield bond market for the rest of
1997?

A   As we look into the second quarter and to the balance of 1997, economic conditions should hold the key to high-yield performance. The late March move by the Fed to raise the federal funds target rate 25 basis points was designed to modestly slow the economy. If the Fed is successful in modestly slowing the economy with one or perhaps two tightenings, the resulting environment for high-yield securities (and most financial assets) could be very good. However, if rising interest rates leads to a recession, credit spreads would widen in an overall falling interest rate environment while default rates rise. The transition period from economic expansion to recession is typically a time period where high-yield bonds underperform their high-quality counterparts.

Q   IX. What were the fund's top holdings at the end of the period?

A   At the end of the period, the fund's largest holdings as a percentage of assets were:


      1. First Nationwide Holdings (1.59%)--Formed in 1994 to acquire the S&L business of Ford Motor, First Nationwide is one of the largest thrifts in the U.S. with operations in California and Florida.

      2. Viacom Inc. (1.57%)--This diversified entertainment communication company maintains operations in four principal business segments: broadcasting, network, entertainment, and publishing.

      3. Six Flags Theme Parks Inc. (1.39%)--Six Flags operates 11 theme parks in seven locations, making it the second largest operator of theme parks in the United States based on 1995 total attendance.

      4. Owens Illinois, Inc. (1.38%)--This company is the world's largest glass container manufacturer, and also manufactures plastic products.

      5. California Energy Co. (1.36%)--Founded in 1971, the company is a worldwide independent power producer, with operations in the U.S., Philippines, Indonesia and the U.K. The company recently entered the U.K. through its purchase of Northern Electric, a regional utility, in December 1996.

      6. Sinclair Broadcast Group (1.35%)--Sinclair operates independent television stations, primarily with Fox network affiliations.

      7. Tenet Healthcare Corporation (1.32%)--Tenet is the 2nd largest investor-owned U.S. healthcare company that operates acute care hospitals and related healthcare facilities serving primarily urban areas in 22 states.

      8. WestPoint Stevens Inc. (1.27%)--The company is well-known as the nation's leading manufacturer and marketer of bed and bath textile products, including sheets, pillowcases, comforters, blankets, bedspreads, towels and related products and is also a leading domestic manufacturer of knitted sportswear fabrics.
      9. Cablevision Systems (1.23%)--This company is one of the largest operators of cable television systems in the United States.

      10. Chancellor Radio Broadcasting (1.22%)--Upon its merger with Evergreen Media, this company will become the second largest company in the United States exclusively devoted to radio broadcasting.

We believe these companies embody the key characteristics that define our approach to the high-yield market. These ten companies have strong operating businesses with strong management teams. Despite being rated below investment grade, these companies are leaders in their respective businesses with outstanding operating profiles. We believe that over time these companies will continue to grow cash flow and earnings, improving their overall credit profile.

Q   X. From a sector perspective, which industries do you like?

A   From an industry perspective, we continue to like the cable TV sector, especially in the United Kingdom. We believe the U.K. cable TV operators (who also provide telephone service) will continue to successfully build out their markets and increase penetration. We also believe that industry consolidation is inevitable. In the U.S., we favor large, well-clustered cable companies such as Cablevision Systems and Comcast that are positioned to withstand increasing competition while offering new products to their subscribers. We also like the telecommunication sector, especially wireless providers and competitive local access providers. We believe that technological advances, deregulation, and secular growth bode well for these types of issuers. Finally, we intend to be overweight in the broadcast sector. We think consolidation, which is being driven by regulatory changes, will result in large, well-managed companies dominating the radio and TV business longer term. Sinclair Broadcasting on the TV side and Chancellor Radio on the radio side are two of our favorites.


Two Ways You May Seek to Invest for Success In
Federated High Income Bond Fund, Inc.

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Initial Investment:

If you had made an initial investment of $20,000 in the Class A Shares of Federated High Income Bond Fund, Inc. on 11/30/77, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $142,198 on 3/31/97. You would have earned a 10.68%* average annual total return for the 20-year investment lifespan.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

 As of 3/31/97, the Class A Shares' average annual one-year, five-year, and ten-year total returns were 6.86%, 10.12%, and 10.44%, respectively. The Class B Shares' average annual one-year and since inception (9/27/94) total returns were 5.01% and 10.21%, respectively. The Class C Shares' average annual one-year and since inception (4/30/93) total returns were 9.92% and 9.26%, respectively.


GRAPHIC PRESENTATION `A1'' OMITTED.  SEE APPENDIX.


* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.



Federated High Income Bond Fund, Inc.

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One Step at a Time:

$1,000 invested each year for 20 years (reinvesting all dividends and capital gains) grew to $72,202.

With this approach, the key is consistency.
                               -----------

If you had started investing $1,000 annually in the Class A Shares of Federated High Income Bond Fund, Inc. on 11/30/77, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $20,000, but your account would have reached a total value of $72,202* by 3/31/97. You would have earned an average annual total return of 11.70%.

A practical investment plan helps you pursue a high level of income through corporate bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work!


GRAPHIC PRESENTATION `A2'' OMITTED.  SEE APPENDIX.


* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.



Federated High Income Bond Fund, Inc.
Hypothetical Investor Profile:
Investing for High Monthly Income

-------------------------------------------------------------------------------

Chuck Colby is a fictional investor who, like many other shareholders, is looking for high monthly income opportunities.

Chuck is an attorney on his way
up the corporate ladder. On March 31, 1986, he invested $5,000 in the Class A Shares of Federated High Income Bond Fund, Inc.

As this chart shows, over 11 years, his original $5,000 investment has grown to $14,981. This represents a 10.49% average annual total return.* For Chuck, that means extra money toward the construction of his first home.


GRAPHIC PRESENTATION `A3'' OMITTED.  SEE APPENDIX.


* This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.



Federated High Income Bond Fund, Inc.
A History of Solid Earnings--Six 15-Year Periods

--------------------------------------------------------------------------------

$10,000 Invested with Distributions Reinvested


How a $10,000 investment grew during each 15-year period since fund inception.

This chart shows what your account would be worth had you invested $10,000 in Class A Shares at the beginning of these consecutive time periods.

Over every 15-year period since the fund's inception, a $10,000 investment in its Class A Shares (with all dividends and capital gains reinvested) grew in value. At the end of each period, no investor who stayed invested for the entire period would have lost money.

A History of Investment Growth--Six Fifteen-Year Periods

                                   Dividends and
    April 1 -      Initial Number  Capital Gains  Total    Ending Value
    March 31         of Shares      Reinvested    Shares     of Shares
------------------------------------------------------------------------
    1977-1992*           636        $35,051       3,885       $41,919
    1978-1993            652         41,854       4,392        49,148
    1979-1994            693         43,127       4,617        50,738
    1980-1995            850         49,888       5,583        58,843
    1981-1996            836         49,430       5,297        58,695
    1982-1997            943         53,221       5,649        63,890


* This initial investment period is November 30, 1977 through March 31, 1992. For each time period shown, share price fluctuated.



Federated High Income Bond Fund, Inc.
(Class A Shares)

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Growth of $20,000 Invested in Federated High Income Bond Fund, Inc. (Class A
Shares)

The graph below illustrates the hypothetical investment of $20,000 in the Federated High Income Bond Fund, Inc. (Class A Shares) (the OFundO) from November 30, 1977 to March 31, 1997 compared to the Lehman Brothers Single B Rated Index (LBSBRI)+ and the Lipper High Current Yield Funds Average (LHCYFA).++


GRAPHIC PRESENTATION `A4'' OMITTED.  SEE APPENDIX.


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $20,000 in the Fund after deducting the maximum sales charge of 4.50% ($20,000 investment minus $900 sales charge = $19,100). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBRI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.
*** For this illustration, the LBSBRI began performance on July 1, 1983. The index was assigned a beginning value of $31,986, the value of the Fund on June 30, 1983.

  + The LBSBRI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

 ++ The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.



Federated High Income Bond Fund, Inc.
(Class A Shares)

--------------------------------------------------------------------------------

Growth of $10,000 Invested in Federated High Income Bond Fund, Inc. (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Federated High Income Bond Fund, Inc. (Class A Shares) (the OFundO) from March 31, 1987 to March 31, 1997 compared to the Lehman Brothers Single B Rated Index (LBSBRI)+ and the Lipper High Current Yield Funds Average (LHCYFA).++


GRAPHIC PRESENTATION `A5'' OMITTED.  SEE APPENDIX.


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBRI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

  + The LBSBRI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

 ++ The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.


Federated High Income Bond Fund, Inc.
(Class B Shares)
-------------------------------------------------------------------------------

Growth of $10,000 Invested in Federated High Income Bond Fund, Inc. (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Federated High Income Bond Fund, Inc. (Class B Shares) (the OFundO) from September 27, 1994 (start of performance) to March 31, 1997 compared to the Lehman Brothers Single B Rated Index (LBSBRI)+ and the Lipper High Current Yield Funds Average (LHCYFA).++


GRAPHIC PRESENTATION `A6'' OMITTED.  SEE APPENDIX.


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBRI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

  + The LBSBRI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

 ++ The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.


Federated High Income Bond Fund, Inc.
(Class C Shares)

--------------------------------------------------------------------------------

Growth of $10,000 Invested in Federated High Income Bond Fund, Inc. (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Federated High Income Bond Fund, Inc. (Class C Shares) (the OFundO) from April 30, 1993 (start of performance) to March 31, 1997 compared to the Lehman Brothers Single B Rated Index (LBSBRI) and the Lipper High Current Yield Funds Average (LHCYFA).++


GRAPHIC PRESENTATION `A7'' OMITTED.  SEE APPENDIX.


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
 * Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBRI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The LBSBRI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.








                             FEDERATED HIGH INCOME BOND FUND, INC.
                             PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                             MARCH 31, 1997

  PRINCIPAL
   AMOUNT
  OR UNITS                                                                                                         VALUE
-------------  ---------------------------------------------------------------------------------------------  ----------------
CORPORATE BONDS--93.9%
------------------------------------------------------------------------------------------------------------
               AEROSPACE & DEFENSE--0.3%
               ---------------------------------------------------------------------------------------------
$   4,000,000  (a)Tracor, Inc., Sr. Sub. Note, 8.50%, 3/1/2007                                                $      3,920,000
               ---------------------------------------------------------------------------------------------  ----------------
               AUTOMOTIVE--2.8%
               ---------------------------------------------------------------------------------------------
    4,425,000  Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                                           4,889,625
               ---------------------------------------------------------------------------------------------
    1,875,000  Aftermarket Technology Co., Sr. Sub. Note, Series D, 12.00%, 8/1/2004                                 2,071,875
               ---------------------------------------------------------------------------------------------
    1,000,000  Blue Bird Body Co., Sr. Sub. Note, 10.75%, 11/15/2006                                                 1,050,000
               ---------------------------------------------------------------------------------------------
   10,025,000  Collins & Aikman Products Co., Sr. Sub. Note, 11.50%, 4/15/2006                                      10,927,250
               ---------------------------------------------------------------------------------------------
    6,250,000  Exide Corp., Sr. Note, 10.00%, 4/15/2005                                                              6,343,750
               ---------------------------------------------------------------------------------------------
    6,000,000  Lear Seating Corp., Sub. Note, 9.50%, 7/15/2006                                                       6,210,000
               ---------------------------------------------------------------------------------------------
    1,000,000  Lear Seating Corp., Sr. Sub. Note, 11.25%, 7/15/2000                                                  1,015,000
               ---------------------------------------------------------------------------------------------
    2,000,000  Lear Seating Corp., Sub. Note, 8.25%, 2/1/2002                                                        1,970,000
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                34,477,500
               ---------------------------------------------------------------------------------------------  ----------------
               BANKING--1.3%
               ---------------------------------------------------------------------------------------------
    7,710,000  (a)First Nationwide Escrow Corp., Sr. Sub. Note, 10.625%, 10/1/2003                                   8,519,550
               ---------------------------------------------------------------------------------------------
    6,100,000  First Nationwide Holdings, Inc., Sr. Note, 12.25%, 5/15/2001                                          6,832,000
               ---------------------------------------------------------------------------------------------
    1,000,000  First Nationwide Holdings, Inc., Sr. Sub. Note, 9.125%, 1/15/2003                                     1,042,500
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                16,394,050
               ---------------------------------------------------------------------------------------------  ----------------
               BEVERAGE & TOBACCO--0.9%
               ---------------------------------------------------------------------------------------------
    1,175,000  (a)Delta Beverage Group, Inc., Sr. Note, 9.75%, 12/15/2003                                            1,189,687
               ---------------------------------------------------------------------------------------------
    3,150,000  Dimon, Inc., Sr. Note, 8.875%, 6/1/2006                                                               3,252,375
               ---------------------------------------------------------------------------------------------
    6,750,000  Dr. Pepper Bottling Holdings Co., Sr. Disc. Note, 0/11.625%, 2/15/2003                                6,581,250
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                11,023,312
               ---------------------------------------------------------------------------------------------  ----------------
               BROADCAST RADIO & TV--7.1%
               ---------------------------------------------------------------------------------------------
    3,400,000  Argyle Television, Inc., Sr. Sub. Note, 9.75%, 11/1/2005                                              3,510,500
               ---------------------------------------------------------------------------------------------
    3,075,000  Chancellor Radio Broadcasting Co., Sr. Sub. Note, 12.50%, 10/1/2004                                   3,463,218
               ---------------------------------------------------------------------------------------------
    6,800,000  Chancellor Radio Broadcasting Co., Sr. Sub. Note, 9.375%, 10/1/2004                                   6,800,000
               ---------------------------------------------------------------------------------------------
    1,650,000  Granite Broadcasting Corp., Sr. Sub. Deb., 12.75%, 9/1/2002                                           1,794,375
               ---------------------------------------------------------------------------------------------
    2,250,000  Granite Broadcasting Corp., Sr. Sub. Note, 10.375%, 5/15/2005                                         2,261,250
               ---------------------------------------------------------------------------------------------
   11,160,000  Heritage Media Corp., Sr. Sub. Note, 8.75%, 2/15/2006                                                11,690,100
               ---------------------------------------------------------------------------------------------
    4,900,000  Lamar Advertising Co., Sr. Sub. Note, 9.625%, 12/1/2006                                               4,973,500
               ---------------------------------------------------------------------------------------------
    3,200,000  NWCG Holding Corp., Sr. Disc. Note, 13.50% accrual, 6/15/1999                                         2,740,000
               ---------------------------------------------------------------------------------------------
    4,500,000  Pegasus Media & Comm., Note, 12.50%, 7/1/2005                                                         4,882,500
               ---------------------------------------------------------------------------------------------
    7,850,000  SCI Television, Inc., Sr. Secd. Note, 11.00%, 6/30/2005                                               8,379,875
               ---------------------------------------------------------------------------------------------
    8,550,000  SFX Broadcasting, Inc., Sr. Sub. Note, 10.75%, 5/15/2006                                              8,977,500
               ---------------------------------------------------------------------------------------------
    6,500,000  Sinclair Broadcast Group, Inc., Sr. Sub. Note, 10.00%, 12/15/2003                                     6,491,875
               ---------------------------------------------------------------------------------------------



                             FEDERATED HIGH INCOME BOND FUND, INC.
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
  OR UNITS                                                                                                        VALUE
-------------  --------------------------------------------------------------------------------------------  ----------------
CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------------------
               BROADCAST RADIO & TV--CONTINUED
               ---------------------------------------------------------------------------------------------
$   4,975,000  Sinclair Broadcast Group, Inc., Sr. Sub. Note, 10.00%, 9/30/2005                               $      4,968,781
               ---------------------------------------------------------------------------------------------
    1,875,000  Sullivan Broadcast Holdings Inc., Deb., 13.25%, 12/15/2006                                            1,800,000
               ---------------------------------------------------------------------------------------------
    5,900,000  Sullivan Broadcast Holdings Inc., Sr. Sub. Note, 10.25%, 12/15/2005                                   5,914,750
               ---------------------------------------------------------------------------------------------
    5,825,000  Young Broadcasting, Inc., Sr. Sub. Note, 10.125%, 2/15/2005                                           5,883,250
               ---------------------------------------------------------------------------------------------
    2,000,000  Young Broadcasting, Inc., Sr. Sub. Note, 11.75%, 11/15/2004                                           2,150,000
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                86,681,474
               ---------------------------------------------------------------------------------------------  ----------------
               BUILDING & DEVELOPMENT--0.1%
               ---------------------------------------------------------------------------------------------
    1,600,000  Building Materials Corp. of America, Sr. Note, 8.625%, 12/15/2006                                     1,580,000
               ---------------------------------------------------------------------------------------------  ----------------
               BUSINESS EQUIPMENT & SERVICES--2.8%
               ---------------------------------------------------------------------------------------------
    4,850,000  (a)Electronic Retailing Systems International, Inc., Unit, 0/13.25%, 2/1/2004                         3,322,250
               ---------------------------------------------------------------------------------------------
    6,250,000  Knoll Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                                         6,812,500
               ---------------------------------------------------------------------------------------------
   10,425,000  Monarch Acquisition Corp., Sr. Note, 12.50%, 7/1/2003                                                12,014,813
               ---------------------------------------------------------------------------------------------
    4,075,000  (a)Outsourcing Solutions, Inc., Sr. Sub. Note, 11.00%, 11/1/2006                                      4,288,938
               ---------------------------------------------------------------------------------------------
    7,100,000  United Stationers Supply Co., Sr. Sub. Note, 12.75%, 5/1/2005                                         7,987,500
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                34,426,001
               ---------------------------------------------------------------------------------------------  ----------------
               CABLE TELEVISION--10.8%
               ---------------------------------------------------------------------------------------------
    3,984,000  (a)Australis Holdings Pty Limited, Unit, 0/15.00%, 11/1/2002                                          2,310,720
               ---------------------------------------------------------------------------------------------
    5,350,000  Australis Media Limited, Unit, 0/14.00%, 5/15/2003                                                    3,317,000
               ---------------------------------------------------------------------------------------------
    8,225,000  Bell Cablemedia, PLC, Sr. Disc. Note, 0/11.95%, 7/15/2004                                             7,176,312
               ---------------------------------------------------------------------------------------------
    3,600,000  CF Cable TV, Inc., Sr. Secd. 2nd Priority Note, 11.625%, 2/15/2005                                    4,086,000
               ---------------------------------------------------------------------------------------------
    4,925,000  Cablevision Systems Corp., Sr. Sub. Deb., 9.875%, 2/15/2013                                           4,795,718
               ---------------------------------------------------------------------------------------------
    1,500,000  Cablevision Systems Corp., Sr. Sub. Note, 10.50%, 5/15/2016                                           1,518,750
               ---------------------------------------------------------------------------------------------
    5,800,000  Cablevision Systems Corp., Sr. Sub. Note, 9.25%, 11/1/2005                                            5,597,000
               ---------------------------------------------------------------------------------------------
    3,125,000  Cablevision Systems Corp., Sr. Sub. Note, 9.875%, 5/15/2006                                           3,085,937
               ---------------------------------------------------------------------------------------------
    2,200,000  Charter Communications Holdings, Inc., Sr. Disc. Note, 0/14.00%, 3/15/2007                            1,358,500
               ---------------------------------------------------------------------------------------------
    5,875,000  Charter Communications Southeast, LP, Sr. Note, 11.25%, 3/15/2006                                     6,139,375
               ---------------------------------------------------------------------------------------------
    4,250,000  Comcast Corp., Sr. Sub. Deb., 9.375%, 5/15/2005                                                       4,271,250
               ---------------------------------------------------------------------------------------------
    3,250,000  Comcast UK Cable, Deb., 0/11.20%, 11/15/2007                                                          2,226,250
               ---------------------------------------------------------------------------------------------
    3,625,000  (a)Diamond Cable Communications PLC, Sr. Disc. Note, 0/10.75%, 2/15/2007                              2,011,875
               ---------------------------------------------------------------------------------------------
   12,250,000  Diamond Cable Communications PLC, Sr. Disc. Note, 0/11.75%, 12/15/2005                                7,993,125
               ---------------------------------------------------------------------------------------------
    3,750,000  Diamond Cable Communications PLC, Sr. Disc. Note, 0/13.25%, 9/30/2004                                 2,971,875
               ---------------------------------------------------------------------------------------------
    9,900,000  EchoStar Satellite Broadcasting Corp., Sr. Disc. Note, 0/13.125%, 3/15/2004                           7,920,000
               ---------------------------------------------------------------------------------------------
    6,000,000  International Cabletel, Inc., Sr. Defd. Cpn. Note, 0/10.875%, 10/15/2003                              4,890,000
               ---------------------------------------------------------------------------------------------
    4,700,000  International Cabletel, Inc., Sr. Defd. Cpn. Note, 0/11.50%, 2/1/2006                                 2,943,375
               ---------------------------------------------------------------------------------------------
$   9,200,000  International Cabletel, Inc., Sr. Disc. Note, 0/12.75%, 4/15/2005                              $      6,555,000
               ---------------------------------------------------------------------------------------------



                             FEDERATED HIGH INCOME BOND FUND, INC.
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
  OR UNITS                                                                                                        VALUE
-------------  --------------------------------------------------------------------------------------------  ----------------
CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------------------
               CABLE TELEVISION--CONTINUED
               ---------------------------------------------------------------------------------------------
    4,700,000  Le Groupe Videotron Ltee, Sr. Note, 10.625%, 2/15/2005                                                5,264,000
               ---------------------------------------------------------------------------------------------
    3,650,000  Lenfest Communications Inc., Sr. Note, 8.375%, 11/1/2005                                              3,435,562
               ---------------------------------------------------------------------------------------------
    2,150,000  Lenfest Communications Inc., Sr. Sub. Note, 10.50%, 6/15/2006                                         2,236,000
               ---------------------------------------------------------------------------------------------
    4,225,000  Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%, 12/1/2007                              4,436,250
               ---------------------------------------------------------------------------------------------
    2,725,000  Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%, 3/15/2005                              2,874,875
               ---------------------------------------------------------------------------------------------
    5,700,000  Rogers Cablesystems Ltd., Sr. Sub. GTD. Note, 11.00%, 12/1/2015                                       6,156,000
               ---------------------------------------------------------------------------------------------
    3,575,000  (a)TCI Satellite Entertainment, Inc., Sr. Sub. Disc. Note, 0/12.25%, 2/15/2007                        1,662,375
               ---------------------------------------------------------------------------------------------
    3,250,000  (a)TCI Satellite Entertainment, Inc., Sr. Sub. Note, 10.875%, 2/15/2007                               3,006,250
               ---------------------------------------------------------------------------------------------
   19,325,000  TeleWest, PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                                   12,609,563
               ---------------------------------------------------------------------------------------------
   10,350,000  UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006                                            5,278,500
               ---------------------------------------------------------------------------------------------
    4,800,000  Wireless One, Inc., Sr. Note, 13.00%, 10/15/2003                                                      3,168,000
               ---------------------------------------------------------------------------------------------
    3,000,000  Wireless One, Inc., Unit, 0/13.50%, 8/1/2006                                                            795,000
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                               132,090,437
               ---------------------------------------------------------------------------------------------  ----------------
               CHEMICALS & PLASTICS--4.6%
               ---------------------------------------------------------------------------------------------
    5,250,000  Astor Corp., Sr. Sub. Note, 10.50%, 10/15/2006                                                        5,512,500
               ---------------------------------------------------------------------------------------------
    1,000,000  Buckeye Cellulose Corp., Sr. Sub. Note, 9.25%, 9/15/2008                                              1,035,000
               ---------------------------------------------------------------------------------------------
    4,650,000  Crain Industries, Inc., Sr. Sub. Note, 13.50%, 8/15/2005                                              5,289,375
               ---------------------------------------------------------------------------------------------
    4,900,000  Foamex LP, Sr. Sub. Deb., 11.875%, 10/1/2004                                                          5,304,250
               ---------------------------------------------------------------------------------------------
    9,000,000  Harris Chemical North America, Inc., Sr. Note, 10.25%, 7/15/2001                                      9,135,000
               ---------------------------------------------------------------------------------------------
    5,600,000  (a)ISP Holding, Inc., Sr. Note, 9.00%, 10/15/2003                                                     5,656,000
               ---------------------------------------------------------------------------------------------
    2,320,000  (a)ISP Holding, Inc., Sr. Note, 9.75%, 2/15/2002                                                      2,424,400
               ---------------------------------------------------------------------------------------------
    5,783,000  Polymer Group, Inc., Sr. Note, 12.25%, 7/15/2002                                                      6,390,215
               ---------------------------------------------------------------------------------------------
    6,300,000  RBX Corp., Sr. Sub. Note, Series B, 11.25%, 10/15/2005                                                4,740,750
               ---------------------------------------------------------------------------------------------
    7,825,000  Sterling Chemicals Holdings, Inc., Sr. Disc. Note, 0/13.50%, 8/15/2008                                4,910,188
               ---------------------------------------------------------------------------------------------
    1,650,000  Sterling Chemicals, Inc., Sr. Sub. Note, 11.75%, 8/15/2006                                            1,744,875
               ---------------------------------------------------------------------------------------------
    3,950,000  Uniroyal Technology Corp., Sr. Secd. Note, 11.75%, 6/1/2003                                           3,969,750
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                56,112,303
               ---------------------------------------------------------------------------------------------  ----------------
               CLOTHING & TEXTILES--2.3%
               ---------------------------------------------------------------------------------------------
    3,225,000  (a)Collins & Aikman Floorcoverings, Inc., Sr. Sub. Note, 10.00%, 1/15/2007                           3,216,937
               --------------------------------------------------------------------------------------------
    2,750,000  (a)GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007                                                       2,756,875
               --------------------------------------------------------------------------------------------
    3,400,000  (a)Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007                                                   3,412,750
               --------------------------------------------------------------------------------------------
    2,925,000  Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006                                                   3,012,750
               --------------------------------------------------------------------------------------------
$  15,175,000  WestPoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                                    $     15,478,500
               --------------------------------------------------------------------------------------------  ----------------
               Total                                                                                               27,877,812
               --------------------------------------------------------------------------------------------  ----------------



                             FEDERATED HIGH INCOME BOND FUND, INC.
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
  OR UNITS                                                                                                        VALUE
-------------  --------------------------------------------------------------------------------------------  ----------------
CORPORATE BONDS--CONTINUED
---------------------------------------------------------------------------------------------
               CONSUMER PRODUCTS--4.2%
               ---------------------------------------------------------------------------------------------
    4,000,000  American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005                                                 4,160,000
               ---------------------------------------------------------------------------------------------
    3,100,000  Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                                                   3,363,500
               ---------------------------------------------------------------------------------------------
    5,000,000  Hosiery Corp. of America, Inc., Sr. Sub. Note, 13.75%, 8/1/2002                                       5,550,000
               ---------------------------------------------------------------------------------------------
    6,725,000  (a)ICON Fitness Corp., Sr. Disc. Note, 0/14.00%, 11/15/2006                                           3,715,562
               ---------------------------------------------------------------------------------------------
    4,250,000  ICON Health & Fitness, Inc., Sr. Sub. Note, 13.00%, 7/15/2002                                         4,855,625
               ---------------------------------------------------------------------------------------------
    9,750,000  Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                                       9,798,750
               ---------------------------------------------------------------------------------------------
    6,975,000  (a)Renaissance Cosmetics, Inc., Sr. Note, 11.75%, 2/15/2004                                           7,079,625
               ---------------------------------------------------------------------------------------------
    6,700,000  Revlon Consumer Products Corp., Sr. Sub. Note, 10.50%, 2/15/2003                                      7,001,500
               ---------------------------------------------------------------------------------------------
    5,250,000  Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                                                         5,328,750
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                50,853,312
               ---------------------------------------------------------------------------------------------  ----------------
               CONTAINER & GLASS PRODUCTS--2.1%
               ---------------------------------------------------------------------------------------------
    1,680,000  (a)(b)Kane Industries, Inc., Sr. Sub. Disc. Note, 0/8.00%, 2/1/1998                                           0
               ---------------------------------------------------------------------------------------------
    1,000,000  Owens-Illinois, Inc., Note, 10.00%, 8/1/2002                                                          1,047,500
               ---------------------------------------------------------------------------------------------
    2,750,000  Owens-Illinois, Inc., Sr. Sub. Note, 10.50%, 6/15/2002                                                2,901,250
               ---------------------------------------------------------------------------------------------
    8,600,000  Owens-Illinois, Inc., Sr. Sub. Note, 9.75%, 8/15/2004                                                 8,944,000
               ---------------------------------------------------------------------------------------------
    3,775,000  Owens-Illinois, Inc., Sr. Sub. Note, 9.95%, 10/15/2004                                                3,977,906
               ---------------------------------------------------------------------------------------------
    3,000,000  Packaging Resources Inc., Sr. Note, 11.625%, 5/1/2003                                                 3,105,000
               ---------------------------------------------------------------------------------------------
    4,350,000  (a)Plastic Containers, Inc., Sr. Secd. Note, 10.00%, 12/15/2006                                       4,458,750
               ---------------------------------------------------------------------------------------------
    1,175,000  U.S. Can Corp., Sr. Sub. Note, 10.125%, 10/15/2006                                                    1,227,875
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                25,662,281
               ---------------------------------------------------------------------------------------------  ----------------
               ECOLOGICAL SERVICES & EQUIPMENT--1.5%
               ---------------------------------------------------------------------------------------------
    8,600,000  (a)Allied Waste North America, Inc., Sr. Sub. Note, 10.25%, 12/1/2006                                 8,944,000
               ---------------------------------------------------------------------------------------------
    5,200,000  ICF Kaiser International, Inc., Sr. Sub. Note, 13.00%, 12/31/2003                                     4,940,000
               ---------------------------------------------------------------------------------------------
    7,850,000  (b)Mid-American Waste Systems, Inc., Sr. Sub. Note, 12.25%, 2/15/2003                                 4,415,625
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                18,299,625
               ---------------------------------------------------------------------------------------------  ----------------
               ELECTRONICS--0.9%
               ---------------------------------------------------------------------------------------------
    4,700,000  Advanced Micro Devices, Inc., Sr. Secd. Note, 11.00%, 8/1/2003                                        5,170,000
               ---------------------------------------------------------------------------------------------
    5,425,000  (a)Fairchild Semiconductor Corp., Sr. Sub. Note, 10.125%, 3/15/2007                                   5,492,813
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                10,662,813
               ---------------------------------------------------------------------------------------------  ----------------
               FINANCIAL INTERMEDIARIES--0.5%
               ---------------------------------------------------------------------------------------------
    2,325,000  ContiFinancial Corp., Sr. Note, 8.375%, 8/15/2003                                                     2,348,250
               ---------------------------------------------------------------------------------------------
$   4,300,000  Olympic Financial Ltd., Unit, 11.50%, 3/15/2007                                                $      4,289,250
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                 6,637,500
               ---------------------------------------------------------------------------------------------  ----------------



                             FEDERATED HIGH INCOME BOND FUND, INC.
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
  OR UNITS                                                                                                        VALUE
-------------  --------------------------------------------------------------------------------------------  ----------------
CORPORATE BONDS--CONTINUED
---------------------------------------------------------------------------------------------
               FOOD & DRUG RETAILERS--2.1%
               ---------------------------------------------------------------------------------------------
    5,775,000  Carr-Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                                           6,237,000
               ---------------------------------------------------------------------------------------------
    8,950,000  Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                                      9,263,250
               ---------------------------------------------------------------------------------------------
    4,200,000  Ralph's Grocery Co., Sr. Sub. Note, 11.00%, 6/15/2005                                                 4,347,000
               ---------------------------------------------------------------------------------------------
    4,675,000  Smith's Food & Drug Centers, Inc., Sr. Sub. Note, 11.25%, 5/15/2007                                   5,154,188
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                25,001,438
               ---------------------------------------------------------------------------------------------  ----------------
               FOOD PRODUCTS--2.7%
               ---------------------------------------------------------------------------------------------
    5,700,000  Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005                                            6,156,000
               ---------------------------------------------------------------------------------------------
    8,000,000  (a)International Home Foods, Inc., Sr. Sub. Note, 10.375%, 11/1/2006                                  8,000,000
               ---------------------------------------------------------------------------------------------
    4,000,000  (a)MBW Foods Inc., Sr. Sub. Note, 9.875%, 2/15/2007                                                   3,920,000
               ---------------------------------------------------------------------------------------------
    5,250,000  PMI Acquisition Corp., Sr. Sub. Note, 10.25%, 9/1/2003                                                5,433,750
               ---------------------------------------------------------------------------------------------
    2,575,000  Specialty Foods Acquisition Corp., Sr. Secd. Disc. Deb., 0/13.00%, 8/15/2005                          1,197,375
               ---------------------------------------------------------------------------------------------
    1,000,000  Specialty Foods Corp., Sr. Note, 11.125%, 10/1/2002                                                   1,010,000
               ---------------------------------------------------------------------------------------------
    1,000,000  Specialty Foods Corp., Sr. Sub. Note, 11.25%, 8/15/2003                                                 900,000
               ---------------------------------------------------------------------------------------------
    5,300,000  Van de Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                                 5,816,750
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                32,433,875
               ---------------------------------------------------------------------------------------------  ----------------
               FOREST PRODUCTS--3.5%
               ---------------------------------------------------------------------------------------------
    4,250,000  Container Corp. of America, Sr. Note, 11.25%, 5/1/2004                                                4,621,875
               ---------------------------------------------------------------------------------------------
      250,000  Container Corp. of America, Sr. Note, 9.75%, 4/1/2003                                                   261,562
               ---------------------------------------------------------------------------------------------
    7,200,000  Four M Corp., Sr. Note, 12.00%, 6/1/2006                                                              7,308,000
               ---------------------------------------------------------------------------------------------
    4,350,000  Repap New Brunswick, 2nd Priority Sr. Secd. Note, 10.625%, 4/15/2005                                  4,350,000
               ---------------------------------------------------------------------------------------------
    7,175,000  Riverwood International Corp., Sr. Sub. Note, 10.875%, 4/1/2008                                       5,892,469
               ---------------------------------------------------------------------------------------------
    5,850,000  S. D. Warren Co., Sr. Sub. Note, 12.00%, 12/15/2004                                                   6,493,500
               ---------------------------------------------------------------------------------------------
    8,950,000  Stone Container Corp., Sr. Note, 11.50%, 10/1/2004                                                    8,871,688
               ---------------------------------------------------------------------------------------------
    1,000,000  Stone Container Corp., Sr. Note, 11.875%, 8/1/2016                                                    1,025,000
               ---------------------------------------------------------------------------------------------
    4,500,000  (a)Uniforet Inc., Sr. Note, 11.125%, 10/15/2006                                                       4,185,000
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                43,009,094
               ---------------------------------------------------------------------------------------------  ----------------
               HEALTHCARE--2.6%
               ---------------------------------------------------------------------------------------------
    8,700,000  Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006                                            9,624,375
               ---------------------------------------------------------------------------------------------
    1,750,000  Genesis Health Ventures, Inc., Sr. Sub. Note, 9.25%, 10/1/2006                                        1,785,000
               ---------------------------------------------------------------------------------------------
    3,600,000  Genesis Health Ventures, Inc., Sr. Sub. Note, 9.75%, 6/15/2005                                        3,726,000
               ---------------------------------------------------------------------------------------------
    1,000,000  Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005                                                      985,000
               ---------------------------------------------------------------------------------------------
$   8,850,000  Tenet Healthcare Corp., Sr. Sub. Note, 10.125%, 3/1/2005                                      $      9,646,500
               --------------------------------------------------------------------------------------------
    5,500,000  Tenet Healthcare Corp., Sr. Sub. Note, 8.625%, 1/15/2007                                             5,445,000
               --------------------------------------------------------------------------------------------  ----------------
               Total                                                                                               31,211,875
               --------------------------------------------------------------------------------------------  ----------------



                             FEDERATED HIGH INCOME BOND FUND, INC.
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
  OR UNITS                                                                                                        VALUE
-------------  --------------------------------------------------------------------------------------------  ----------------
CORPORATE BONDS--CONTINUED
---------------------------------------------------------------------------------------------
               HOME PRODUCTS & FURNISHINGS--0.5%
               ---------------------------------------------------------------------------------------------
    3,000,000  American Standard, Inc., Sr. Deb., 11.375%, 5/15/2004                                                 3,195,000
               ---------------------------------------------------------------------------------------------
    2,625,000  Triangle Pacific Corp., Sr. Note, 10.50%, 8/1/2003                                                    2,802,188
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                 5,997,188
               ---------------------------------------------------------------------------------------------  ----------------
               HOTELS, MOTELS, INNS & CASINOS--0.5%
               ---------------------------------------------------------------------------------------------
    6,000,000  Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008                                               6,285,000
               ---------------------------------------------------------------------------------------------  ----------------
               INDUSTRIAL PRODUCTS & EQUIPMENT--4.0%
               ---------------------------------------------------------------------------------------------
    6,650,000  Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005                                      7,182,000
               ---------------------------------------------------------------------------------------------
    4,425,000  (a)Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007                                         4,402,875
               ---------------------------------------------------------------------------------------------
    6,850,000  Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006                                           7,261,000
               ---------------------------------------------------------------------------------------------
    5,175,000  Fairfield Manufacturing Co., Inc., Sr. Sub. Note, 11.375%, 7/1/2001                                   5,498,437
               ---------------------------------------------------------------------------------------------
    4,000,000  (a)Hawk Corp., Sr. Note, 10.25%, 12/1/2003                                                            4,050,000
               ---------------------------------------------------------------------------------------------
    4,100,000  IMO Industries, Inc., Sr. Sub. Note, 11.75%, 5/1/2006                                                 4,161,500
               ---------------------------------------------------------------------------------------------
    4,500,000  International Knife & Saw, Inc., Sr. Sub. Note, 11.375%, 11/15/2006                                   4,646,250
               ---------------------------------------------------------------------------------------------
    2,500,000  Johnstown America Industries, Inc., Sr. Sub. Note, 11.75%, 8/15/2005                                  2,456,250
               ---------------------------------------------------------------------------------------------
    4,125,000  Mettler-Toledo, Inc., Sr. Sub. Note, 9.75%, 10/1/2006                                                 4,269,375
               ---------------------------------------------------------------------------------------------
    4,750,000  Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003                                                 4,803,438
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                48,731,125
               ---------------------------------------------------------------------------------------------  ----------------
               LEISURE & ENTERTAINMENT--4.7%
               ---------------------------------------------------------------------------------------------
   10,875,000  AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006                                             7,449,375
               ---------------------------------------------------------------------------------------------
    3,700,000  AMF Group, Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                                    3,875,750
               ---------------------------------------------------------------------------------------------
    4,450,000  Cobblestone Golf Group, Inc., Sr. Note, 11.50%, 6/1/2003                                              4,705,875
               ---------------------------------------------------------------------------------------------
    4,000,000  Premier Parks, Inc., Sr. Note, 12.00%, 8/15/2003                                                      4,450,000
               ---------------------------------------------------------------------------------------------
      500,000  Premier Parks, Inc., Sr. Note, 9.75%, 1/15/2007                                                         516,250
               ---------------------------------------------------------------------------------------------
   17,425,000  Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005                                      16,989,375
               ---------------------------------------------------------------------------------------------
   20,500,000  Viacom, Inc., Sub. Deb., 8.00%, 7/7/2006                                                             19,116,250
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                57,102,875
               ---------------------------------------------------------------------------------------------  ----------------
               MACHINERY & EQUIPMENT--2.1%
               ---------------------------------------------------------------------------------------------
    7,025,000  Alvey Systems, Inc., Sr. Sub. Note, 11.375%, 1/31/2003                                                7,235,750
               ---------------------------------------------------------------------------------------------
    8,375,000  Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006                                           8,710,000
               ---------------------------------------------------------------------------------------------
    4,069,000  Primeco Inc., Sr. Sub. Note, 12.75%, 3/1/2005                                                         4,577,625
               ---------------------------------------------------------------------------------------------
$   4,900,000  Tokheim Corp., Sr. Sub. Note, 11.50%, 8/1/2006                                                 $      5,200,125
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                25,723,500
               ---------------------------------------------------------------------------------------------  ----------------
               METALS & MINING--1.0%
               ---------------------------------------------------------------------------------------------
    4,950,000  Echo Bay Mines Ltd., Jr. Sub. Deb., 11.00%, 4/1/2027                                                  5,011,875
               ---------------------------------------------------------------------------------------------



                             FEDERATED HIGH INCOME BOND FUND, INC.
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
  OR UNITS                                                                                                        VALUE
-------------  --------------------------------------------------------------------------------------------  ----------------
CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------------------
               METALS & MINING--CONTINUED
               ---------------------------------------------------------------------------------------------
    7,175,000  Royal Oak Mines, Inc., Sr. Sub. Note, 11.00%, 8/15/2006                                               7,336,438
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                12,348,313
               ---------------------------------------------------------------------------------------------  ----------------
               OIL & GAS--3.5%
               ---------------------------------------------------------------------------------------------
    7,100,000  Abraxas Petroleum Corp., Sr. Note, 11.50%, 11/1/2004                                                  7,455,000
               ---------------------------------------------------------------------------------------------
    4,000,000  Falcon Drilling Co., Inc., Sr. Note, 9.75%, 1/15/2001                                                 4,110,000
               ---------------------------------------------------------------------------------------------
    2,500,000  Falcon Drilling Co., Inc., Sr. Sub. Note, 12.50%, 3/15/2005                                           2,812,500
               ---------------------------------------------------------------------------------------------
    7,000,000  (a)Forcenergy, Inc., Sr. Sub. Note, 8.50%, 2/15/2007                                                  6,597,500
               ---------------------------------------------------------------------------------------------
    4,700,000  Forcenergy, Inc., Sr. Sub. Note, 9.50%, 11/1/2006                                                     4,664,750
               ---------------------------------------------------------------------------------------------
    3,750,000  Giant Industries, Inc., Sr. Sub. Note, 9.75%, 11/15/2003                                              3,768,750
               ---------------------------------------------------------------------------------------------
    2,250,000  H.S. Resources, Inc., Sr. Sub. Note, 9.875%, 12/1/2003                                                2,283,750
               ---------------------------------------------------------------------------------------------
    5,475,000  Mesa Operating Company, Sr. Sub. Disc. Note, 0/11.625%, 7/1/2006                                      3,736,688
               ---------------------------------------------------------------------------------------------
    1,650,000  Mesa Operating Company, Sr. Sub. Note, 10.625%, 7/1/2006                                              1,749,000
               ---------------------------------------------------------------------------------------------
    5,200,000  United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                                             5,746,000
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                42,923,938
               ---------------------------------------------------------------------------------------------  ----------------
               PRINTING & PUBLISHING--2.2%
               ---------------------------------------------------------------------------------------------
   11,850,000  Affiliated Newspaper Investments, Inc., Sr. Disc. Note, 0/13.25%, 7/1/2006                            9,835,500
               ---------------------------------------------------------------------------------------------
    3,750,000  Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                                        4,082,812
               ---------------------------------------------------------------------------------------------
    4,250,000  Hollinger International Publishing, Inc., Sr. Sub. Note, 9.25%, 2/1/2006                              4,154,375
               ---------------------------------------------------------------------------------------------
    1,775,000  Hollinger International Publishing, Inc., Sr. Sub. Note, 9.25%, 3/15/2007                             1,739,500
               ---------------------------------------------------------------------------------------------
      750,000  K-III Communications Corp., Company Guarantee, Series B, 8.50%, 2/1/2006                                756,562
               ---------------------------------------------------------------------------------------------
    6,100,000  Petersen Publishing Co., L.L.C., Sr. Sub. Note, 11.125%, 11/15/2006                                   6,557,500
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                27,126,249
               ---------------------------------------------------------------------------------------------  ----------------
               REAL ESTATE--0.8%
               ---------------------------------------------------------------------------------------------
    8,500,000  Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005                                                    9,254,375
               ---------------------------------------------------------------------------------------------  ----------------
               RETAILERS--0.7%
               ---------------------------------------------------------------------------------------------
    7,600,000  Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                                                8,018,000
               ---------------------------------------------------------------------------------------------  ----------------
               SERVICES--1.8%
               ---------------------------------------------------------------------------------------------
    7,633,000  Coinmach Corp., Sr. Note, 11.75%, 11/15/2005                                                          8,491,712
               ---------------------------------------------------------------------------------------------
    3,500,000  (a)Intertek Finance PLC, Sr. Sub. Note, 10.25%, 11/1/2006                                             3,596,250
               ---------------------------------------------------------------------------------------------
    5,725,000  (a)KinderCare Learning Centers, Inc., Sr. Sub. Note, 9.50%, 2/15/2009                                 5,553,250
               ---------------------------------------------------------------------------------------------
$   4,000,000  (a)Ryder TRS, Inc., Sr. Sub. Note, 10.00%, 12/1/2006                                           $      4,020,000
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                21,661,212
               ---------------------------------------------------------------------------------------------  ----------------
               STEEL--2.8%
               --------------------------------------------------------------------------------------------
    5,250,000  Acme Metals, Inc., Sr. Secd. Disc. Note, 0/13.50%, 8/1/2004                                          5,538,750
               --------------------------------------------------------------------------------------------
    1,925,000  Armco, Inc., Sr. Note, 9.375%, 11/1/2000                                                             1,958,687
               --------------------------------------------------------------------------------------------



                             FEDERATED HIGH INCOME BOND FUND, INC.
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
  OR UNITS                                                                                                        VALUE
-------------  --------------------------------------------------------------------------------------------  ----------------
CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------------------
               STEEL--CONTINUED
               ---------------------------------------------------------------------------------------------
    3,600,000  Bayou Steel Corp., 1st Mtg. Note, 10.25%, 3/1/2001                                                    3,528,000
               ---------------------------------------------------------------------------------------------
    8,000,000  EnviroSource, Inc., Sr. Note, 9.75%, 6/15/2003                                                        7,720,000
               ---------------------------------------------------------------------------------------------
    7,400,000  GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                                       7,751,500
               ---------------------------------------------------------------------------------------------
    2,300,000  GS Technologies Operating Co., Inc., Sr. Note, 12.25%, 10/1/2005                                      2,443,750
               ---------------------------------------------------------------------------------------------
    4,850,000  Republic Engineered Steel, Inc., 1st Mtg. Note, 9.875%, 12/15/2001                                    4,358,938
               ---------------------------------------------------------------------------------------------
    1,000,000  Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006                                                       1,035,000
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                34,334,625
               ---------------------------------------------------------------------------------------------  ----------------
               SURFACE TRANSPORTATION--3.1%
               ---------------------------------------------------------------------------------------------
    5,000,000  AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005                                      5,100,000
               ---------------------------------------------------------------------------------------------
    7,750,000  Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                                                 8,505,625
               ---------------------------------------------------------------------------------------------
    9,150,000  Statia Terminals International N.V., 1st Mtg. Note, 11.75%, 11/15/2003                                9,561,750
               ---------------------------------------------------------------------------------------------
    8,800,000  Stena AB, Sr. Note, 10.50%, 12/15/2005                                                                9,372,000
               ---------------------------------------------------------------------------------------------
    5,000,000  Trism, Inc., Sr. Sub. Note, 10.75%, 12/15/2000                                                        4,625,000
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                37,164,375
               ---------------------------------------------------------------------------------------------  ----------------
               TELECOMMUNICATIONS & CELLULAR--11.1%
               ---------------------------------------------------------------------------------------------
    2,500,000  American Communications Services Inc., Sr. Disc. Note, 0/12.75%, 4/1/2006                             1,425,000
               ---------------------------------------------------------------------------------------------
    1,700,000  Arch Communications Group, Inc., Sr. Disc. Note, 0/10.875%, 3/15/2008                                   739,500
               ---------------------------------------------------------------------------------------------
   15,900,000  Brooks Fiber Properties, Inc., Sr. Disc. Note, 0/10.875%, 3/1/2006                                    9,977,250
               ---------------------------------------------------------------------------------------------
    2,500,000  Brooks Fiber Properties, Inc., Sr. Disc. Note, 0/11.875%, 11/1/2006                                   1,500,000
               ---------------------------------------------------------------------------------------------
    6,050,000  (a)Cellular Communications of PR, Inc., Sr. Sub. Note, 10.00%, 2/1/2007                               5,883,625
               ---------------------------------------------------------------------------------------------
    8,850,000  Cellular Communications International, Inc., Sr. Disc. Note, 13.25%
               accrual, 8/15/2000                                                                                    6,504,750
               ---------------------------------------------------------------------------------------------
    4,500,000  Dial Call Communications, Inc., Unit, 0/12.25%, 4/15/2004                                             3,341,250
               ---------------------------------------------------------------------------------------------
    3,250,000  (a)Dobson Communications Corp., Sr. Note, 11.75%, 4/15/2007                                           3,193,125
               ---------------------------------------------------------------------------------------------
    2,850,000  Fonorola, Inc., Sr. Secd. Note, 12.50%, 8/15/2002                                                     3,149,250
               ---------------------------------------------------------------------------------------------
   12,500,000  Intermedia Communications of Florida, Inc., Sr. Disc. Note, 0/12.50%, 5/15/ 2006                      8,250,000
               ---------------------------------------------------------------------------------------------
    8,250,000  (a)McLeod, Inc., Sr. Disc. Note, 0/10.50%, 3/1/2007                                                   4,578,750
               ---------------------------------------------------------------------------------------------
   13,750,000  Millicom International Cellular S.A., Sr. Disc. Note, 0/13.50%, 6/1/2006                              9,281,250
               ---------------------------------------------------------------------------------------------
    8,250,000  NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004                                      5,671,875
               --------------------------------------------------------------------------------------------
$   4,500,000  Nextlink Communications, L.L.C., Sr. Note, Series AI, 12.50%, 4/15/2006                       $      4,567,500
               --------------------------------------------------------------------------------------------
    7,825,000  Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008                                              6,983,813
               --------------------------------------------------------------------------------------------
    4,575,000  Paging Network, Inc., Sr. Sub. Note, 10.125%, 8/1/2007                                               4,151,813
               --------------------------------------------------------------------------------------------
    9,600,000  PanAmSat, LP, Sr. Sub. Disc. Note, 0/11.375%, 8/1/2003                                               9,072,000
               --------------------------------------------------------------------------------------------
    3,000,000  PhoneTel Technologies, Inc., Sr. Note, 12.00%, 12/15/2006                                            3,045,000
               --------------------------------------------------------------------------------------------



                             FEDERATED HIGH INCOME BOND FUND, INC.
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT,
   UNITS,
  OR SHARES                                                                                                       VALUE
-------------  --------------------------------------------------------------------------------------------  ----------------
CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------------------
               TELECOMMUNICATIONS & CELLULAR--CONTINUED
               ---------------------------------------------------------------------------------------------
    5,000,000  (a)Qwest Communications International, Inc., Sr. Note, 10.875%, 4/1/2007                              5,025,000
               ---------------------------------------------------------------------------------------------
    6,750,000  Sygnet Wireless, Inc., Sr. Note, 11.50%, 10/1/2006                                                    6,733,125
               ---------------------------------------------------------------------------------------------
   14,725,000  Teleport Communications Group, Inc., Sr. Disc. Note, 0/11.125%, 7/1/2007                              9,939,375
               ---------------------------------------------------------------------------------------------
    1,900,000  Teleport Communications Group, Inc., Sr. Note, 9.875%, 7/1/2006                                       1,966,500
               ---------------------------------------------------------------------------------------------
    7,750,000  USA Mobile Communications, Inc., Sr. Note, 9.50%, 2/1/2004                                            6,936,250
               ---------------------------------------------------------------------------------------------
   12,975,000  Vanguard Cellular Systems, Inc., Deb., 9.375%, 4/15/2006                                             13,007,438
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                               134,923,439
               ---------------------------------------------------------------------------------------------  ----------------
               UTILITIES--2.0%
               ---------------------------------------------------------------------------------------------
    2,000,000  CalEnergy Co., Inc., Sr. Note, 9.50%, 9/15/2006                                                       2,110,000
               ---------------------------------------------------------------------------------------------
   13,500,000  California Energy Co., Inc., Sr. Note, 10.25%, 1/15/2004                                             14,478,750
               ---------------------------------------------------------------------------------------------
    6,700,000  El Paso Electric Co., 1st Mtg. Note, 9.40%, 5/1/2011                                                  7,213,153
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                23,801,903
               ---------------------------------------------------------------------------------------------  ----------------
               TOTAL CORPORATE BONDS (IDENTIFIED COST $1,123,190,892)                                            1,143,750,819
               ---------------------------------------------------------------------------------------------  ----------------
COMMON STOCKS--0.5%
------------------------------------------------------------------------------------------------------------
          583  (b)Advanstar Corp., Warrants                                                                                  0
               ---------------------------------------------------------------------------------------------
        7,500  (b)Affiliated Newspaper Investments, Inc.                                                               453,750
               ---------------------------------------------------------------------------------------------
        4,696  (b)Atlantic Gulf Communities Corp.                                                                       25,828
               ---------------------------------------------------------------------------------------------
        3,984  (b)Australis Holdings Pty Limited, Warrants                                                                   0
               ---------------------------------------------------------------------------------------------
        2,400  (a)(b)Bar Technologies, Inc., Warrants                                                                  132,000
               ---------------------------------------------------------------------------------------------
          136  (a)(b)CS Wireless Systems, Inc.                                                                               0
               ---------------------------------------------------------------------------------------------
        8,050  (b)Cellular Communications International, Inc., Warrants                                                 80,500
               ---------------------------------------------------------------------------------------------
      185,579  (b)Grand Union Co.                                                                                      661,125
               ---------------------------------------------------------------------------------------------
        4,750  (b)Hosiery Corp. of America, Inc., Class A                                                               38,000
               ---------------------------------------------------------------------------------------------
       25,200  (b)ICF Kaiser International, Inc., Warrants                                                               6,300
               ---------------------------------------------------------------------------------------------
        3,750  (a)(b)IHF Capital, Inc., Warrants                                                                       244,687
               ---------------------------------------------------------------------------------------------
       71,200  (a)(b)Kane Industries, Inc., Warrants                                                                         0
               ---------------------------------------------------------------------------------------------
          353  (a)(b)MAFCO Acquisition, Warrants                                                                             0
               ---------------------------------------------------------------------------------------------
        1,750  (b)Motels of America, Inc.                                                                               21,438
               ---------------------------------------------------------------------------------------------
        4,500  (b)NEXTEL Communications, Inc., Warrants                                                                    90
               --------------------------------------------------------------------------------------------
$       9,025  (b)Pegasus Communications Corp.                                                               $         99,282
               --------------------------------------------------------------------------------------------
      315,000  (a)(b)Specialty Foods Acquisition Corp.                                                                137,970
               --------------------------------------------------------------------------------------------
        6,325  (b)Sterling Chemicals Holdings, Inc., Warrants                                                         221,375
               --------------------------------------------------------------------------------------------
       30,000  (b)Sullivan Broadcast Holdings Inc., Class B                                                           300,000
               --------------------------------------------------------------------------------------------
           46  (a)(b)Sullivan Graphics, Inc.                                                                                0
               --------------------------------------------------------------------------------------------



                             FEDERATED HIGH INCOME BOND FUND, INC.
--------------------------------------------------------------------------------

   SHARES                                                                                                         VALUE
-------------  --------------------------------------------------------------------------------------------  ----------------
COMMON STOCKS--CONTINUED
------------------------------------------------------------------------------------------------------------
      775,071  (b)Triton Group Ltd.                                                                                    726,629
               ---------------------------------------------------------------------------------------------
       30,000  (b)Uniroyal Technology Corp., Warrants                                                                   30,000
               ---------------------------------------------------------------------------------------------
      359,450  (b)Vagabond Inns, Inc.                                                                                        0
               ---------------------------------------------------------------------------------------------
      187,218  (b)Walter Industries, Inc.                                                                            2,550,846
               ---------------------------------------------------------------------------------------------
       14,400  (b)Wireless One, Inc., Warrants                                                                               0
               ---------------------------------------------------------------------------------------------  ----------------
               TOTAL COMMON STOCKS (IDENTIFIED COST $30,199,488)                                                     5,729,820
               ---------------------------------------------------------------------------------------------  ----------------
PREFERRED STOCKS--3.3%
------------------------------------------------------------------------------------------------------------
               BANKING--0.2%
               ---------------------------------------------------------------------------------------------
      120,000  California Federal Preferred Capital Corp., REIT Perpetual Pfd. Stock,
               Series A, $2.28                                                                                       2,955,000
               ---------------------------------------------------------------------------------------------  ----------------
               BROADCAST RADIO & TV--1.5%
               ---------------------------------------------------------------------------------------------
       30,711  (a)American Radio Systems Corp., Cumulative Exchangeable Pfd. Stock, $11.38                           3,063,422
               ---------------------------------------------------------------------------------------------
       46,000  (a)Chancellor Broadcasting Co., Exchangeable Pfd. Stock, $12.00                                       4,669,000
               ---------------------------------------------------------------------------------------------
        4,275  Pegasus Communications Corp., Unit, Series A                                                          4,210,875
               ---------------------------------------------------------------------------------------------
        7,500  SFX Broadcasting, Inc., Exchangeable Pfd. Stock, Series E                                               731,250
               ---------------------------------------------------------------------------------------------
       50,000  (a)Sinclair Broadcast Group, Inc., Pfd., Series A, $11.63                                             4,900,000
               ---------------------------------------------------------------------------------------------  ----------------
               Total                                                                                                17,574,547
               ---------------------------------------------------------------------------------------------  ----------------
               INDUSTRIAL PRODUCTS & EQUIPMENT--0.3%
               ---------------------------------------------------------------------------------------------
        3,575  (a)Fairfield Manufacturing Co., Inc., Exchangeable Pfd. Stock, Series A, $11.25                       3,575,000
               ---------------------------------------------------------------------------------------------  ----------------
               PRINTING & PUBLISHING--1.0%
               ---------------------------------------------------------------------------------------------
      108,726  K-III Communications Corp., Cumulative PIK Pfd., Series B, 11.625%                                   11,878,241
               ---------------------------------------------------------------------------------------------  ----------------
               TELECOMMUNICATIONS & CELLULAR--0.3%
               ---------------------------------------------------------------------------------------------
        3,107  PanAmSat Corp., PIK Pfd., 12.75%                                                                      3,775,005
               ---------------------------------------------------------------------------------------------  ----------------
               TOTAL PREFERRED STOCKS (IDENTIFIED COST $37,959,435)                                                 39,757,793
               ---------------------------------------------------------------------------------------------  ----------------
               TOTAL INVESTMENTS (IDENTIFIED COST $1,191,349,815)(C)                                          $  1,189,238,432
               ---------------------------------------------------------------------------------------------  ----------------


(a) Denotes a private placement security. At March 31, 1997, these securities amounted to $157,116,811 which represents 12.9% of total net assets.

(b) Non-income producing security.

(c) The cost of investments for federal tax purposes amounts to $1,191,436,063. The net unrealized depreciation of investments on a federal tax basis amounts to $2,197,631 which is comprised of $48,064,787 appreciation and $50,262,418 depreciation at March 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($1,217,995,674) at March 31, 1997.

The following acronyms are used throughout this portfolio:

GTD--Guaranty
LP--Limited Partnership
PIK--Payment in Kind
PLC--Public Limited Company
REIT--Real Estate Investment Trust

(See Notes which are an integral part of the Financial Statements)


                             FEDERATED HIGH INCOME BOND FUND, INC.
--------------------------------------------------------------------------------

KANE INDUSTRIES, INC.

On March 18, 1994, Kane Industries, Inc., along with two of its affiliates, Kane, Inc. and Alford Industries, Inc., filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The Fund's investment adviser is unable to predict the outcome or timing of these proceedings.

MID-AMERICAN WASTE SYSTEMS, INC.

On January 22, 1997, Mid-American Waste filed for protection under Chapter 11 of the Bankruptcy Code. The company has agreed to be acquired by USA Waste Services, Inc. The timing and outcome of this potential transaction are uncertain. Mid-American Waste has been deemed illiquid as a result of contractual agreements relating to litigation.

                             FEDERATED HIGH INCOME BOND FUND, INC.
                             STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                             MARCH 31, 1997

ASSETS:
----------------------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost $1,191,349,815 and tax cost $1,191,436,063)
                                                                                                                  $  1,189,238,432
----------------------------------------------------------------------------------------------------------------
Income receivable                                                                                                       26,793,925
----------------------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                                         10,957,317
----------------------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                               7,617,953
----------------------------------------------------------------------------------------------------------------  ----------------
     Total assets                                                                                                    1,234,607,627
----------------------------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                  $  10,020,077
-------------------------------------------------------------------------------------------------
Payable for shares redeemed                                                                            4,719,771
-------------------------------------------------------------------------------------------------
Payable to bank                                                                                        1,056,134
-------------------------------------------------------------------------------------------------
Accrued expenses                                                                                         815,971
-------------------------------------------------------------------------------------------------  -------------
  Total liabilities                                                                                                     16,611,953
----------------------------------------------------------------------------------------------------------------  ----------------
Net Assets for 107,703,059 shares outstanding                                                                     $  1,217,995,674
----------------------------------------------------------------------------------------------------------------  ----------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------
Paid in capital                                                                                                   $  1,241,966,162
----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                                                              (2,111,383)
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                                           (22,495,713)
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                                        636,608
----------------------------------------------------------------------------------------------------------------  ----------------
  Total Net Assets                                                                                                $  1,217,995,674
----------------------------------------------------------------------------------------------------------------  ----------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($599,735,773 / 53,025,919 shares outstanding)                                                    $11.31
----------------------------------------------------------------------------------------------------------------  ----------------
Offering Price Per Share (100/95.50 of $11.31)*                                                                             $11.84
----------------------------------------------------------------------------------------------------------------  ----------------
Redemption Proceeds Per Share                                                                                               $11.31
----------------------------------------------------------------------------------------------------------------  ----------------
CLASS B SHARES:
----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($513,169,109 / 45,382,057 shares outstanding)                                                    $11.31
----------------------------------------------------------------------------------------------------------------  ----------------
Offering Price Per Share                                                                                                    $11.31
----------------------------------------------------------------------------------------------------------------  ----------------
Redemption Proceeds Per Share (94.50/100 of $11.31)**                                                                       $10.69
----------------------------------------------------------------------------------------------------------------  ----------------
CLASS C SHARES:
----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($105,090,792 / 9,295,083 shares outstanding)                                                     $11.31
----------------------------------------------------------------------------------------------------------------  ----------------
Offering Price Per Share                                                                                                    $11.31
----------------------------------------------------------------------------------------------------------------  ----------------
Redemption Proceeds Per Share (99.00/100 of $11.31)**                                                                       $11.20
----------------------------------------------------------------------------------------------------------------  ----------------


 *See "Investing In The Fund" in the Prospectus.

**See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


                             FEDERATED HIGH INCOME BOND FUND, INC.
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                             YEAR ENDED MARCH 31, 1997

INVESTMENT INCOME:
------------------------------------------------------------------------------------------------------------------
Dividends                                                                                                           $    1,703,261
------------------------------------------------------------------------------------------------------------------
Interest                                                                                                               104,400,848
------------------------------------------------------------------------------------------------------------------  --------------
     Total income                                                                                                      106,104,109
------------------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------
Investment advisory fee                                                                              $   7,658,537
---------------------------------------------------------------------------------------------------
Administrative personnel and services fee                                                                  771,550
---------------------------------------------------------------------------------------------------
Custodian fees                                                                                             121,728
---------------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                                   839,263
---------------------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                                   15,504
---------------------------------------------------------------------------------------------------
Auditing fees                                                                                               21,187
---------------------------------------------------------------------------------------------------
Legal fees                                                                                                   5,246
---------------------------------------------------------------------------------------------------
Portfolio accounting fees                                                                                  167,266
---------------------------------------------------------------------------------------------------
Distribution services fee--Class B Shares                                                                2,744,139
---------------------------------------------------------------------------------------------------
Distribution services fee--Class C Shares                                                                  622,842
---------------------------------------------------------------------------------------------------
Shareholder services fee--Class A Shares                                                                 1,430,515
---------------------------------------------------------------------------------------------------
Shareholder services fee--Class B Shares                                                                   914,713
---------------------------------------------------------------------------------------------------
Shareholder services fee--Class C Shares                                                                   207,614
---------------------------------------------------------------------------------------------------
Share registration costs                                                                                   209,106
---------------------------------------------------------------------------------------------------
Printing and postage                                                                                       110,578
---------------------------------------------------------------------------------------------------
Insurance premiums                                                                                          11,406
---------------------------------------------------------------------------------------------------
Taxes                                                                                                      147,205
---------------------------------------------------------------------------------------------------
Miscellaneous                                                                                               57,286
---------------------------------------------------------------------------------------------------  -------------
     Total expenses                                                                                     16,055,685
---------------------------------------------------------------------------------------------------
Waivers--
-------------------------------------------------------------------------------------
     Waiver of shareholder services fee--Class A Shares                                $  (189,664 )
-------------------------------------------------------------------------------------
     Waiver of shareholder services fee--Class C Shares                                     (1,064 )
-------------------------------------------------------------------------------------  ------------
     Total waivers                                                                                        (190,728)
---------------------------------------------------------------------------------------------------  -------------
          Net expenses                                                                                                  15,864,957
------------------------------------------------------------------------------------------------------------------  --------------
               Net investment income                                                                                    90,239,152
------------------------------------------------------------------------------------------------------------------  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                                         3,736,400
------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation of investments                                                                    14,085,861
------------------------------------------------------------------------------------------------------------------  --------------
     Net realized and unrealized gain on investments                                                                    17,822,261
------------------------------------------------------------------------------------------------------------------  --------------
          Change in net assets resulting from operations                                                            $  108,061,413
------------------------------------------------------------------------------------------------------------------  --------------


(See Notes which are an integral part of the Financial Statements)


                             FEDERATED HIGH INCOME BOND FUND, INC.
                             STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 YEAR ENDED          YEAR ENDED
                                                                                                MARCH 31, 1997     MARCH 31, 1996
-------------------------------------------------------------------------------------------   ------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------------------------
OPERATIONS--
-------------------------------------------------------------------------------------------
Net investment income                                                                         $     90,239,152    $     59,138,421
-------------------------------------------------------------------------------------------
Net realized gain (loss) on investments ($4,383,958 and $1,232,954 net
gains, respectively, as computed for federal tax purposes)                                           3,736,400           2,635,257
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                                14,085,861          26,130,711
-------------------------------------------------------------------------------------------  ------------------  ------------------
     Change in net assets resulting from operations                                                108,061,413          87,904,389
-------------------------------------------------------------------------------------------  ------------------  ------------------
NET EQUALIZATION CREDITS (DEBITS)--                                                                    711,322             589,954
-------------------------------------------------------------------------------------------  ------------------  ------------------
DISTRIBUTIONS TO SHAREHOLDERS--
-------------------------------------------------------------------------------------------
Distributions from net investment income
-------------------------------------------------------------------------------------------
Class A Shares                                                                                     (52,284,090)        (45,324,508)
-------------------------------------------------------------------------------------------
Class B Shares                                                                                     (30,228,197)        (10,149,148)
-------------------------------------------------------------------------------------------
Class C Shares                                                                                      (6,903,310)         (3,664,765)
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income
-------------------------------------------------------------------------------------------
Class A Shares                                                                                              --            (235,156)
-------------------------------------------------------------------------------------------
Class B Shares                                                                                              --             (52,656)
-------------------------------------------------------------------------------------------
Class C Shares                                                                                              --             (19,014)
-------------------------------------------------------------------------------------------  ------------------  ------------------
     Change in net assets resulting from distributions
     to shareholders                                                                               (89,415,597)        (59,445,247)
-------------------------------------------------------------------------------------------  ------------------  ------------------
SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS
ALLOCATED TO NET INVESTMENT INCOME)--
-------------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                       505,365,871         357,820,276
-------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders
in payment of distributions declared                                                                45,806,089          29,736,515
-------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                           (178,213,093)       (104,637,232)
-------------------------------------------------------------------------------------------  ------------------  ------------------
     Change in net assets resulting from share transactions                                        372,958,867         282,919,559
-------------------------------------------------------------------------------------------  ------------------  ------------------
          Change in net assets                                                                     392,316,005         311,968,655
-------------------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------------------
Beginning of period                                                                                825,679,669         513,711,014
-------------------------------------------------------------------------------------------  ------------------  ------------------
End of period (including undistributed net investment
income of $636,608 and $0, respectively)                                                      $  1,217,995,674    $    825,679,669
-------------------------------------------------------------------------------------------  ------------------  ------------------


(See Notes which are an integral part of the Financial Statements)


                             FEDERATED HIGH INCOME BOND FUND, INC.
                             FINANCIAL HIGHLIGHTS--CLASS A SHARES
--------------------------------------------------------------------------------
                             (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           YEAR ENDED MARCH 31,
                                                 1997       1996       1995       1994(A)      1993       1992       1991
                                               ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $   11.08  $   10.54  $   10.99   $   11.19   $   10.80  $    8.79  $    8.96
---------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------
  Net investment income                             1.04       1.00       1.01        1.05        1.13       1.23       1.21
---------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                       0.22       0.55      (0.43)      (0.19)       0.41       1.99      (0.14)
---------------------------------------------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
  Total from investment operations                  1.26       1.55       0.58        0.86        1.54       3.22       1.07
---------------------------------------------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
LESS DISTRIBUTIONS
---------------------------------------------
  Distributions from net investment income         (1.03)     (1.00)     (1.03)      (1.06)      (1.15)     (1.21)     (1.24)
---------------------------------------------
  Distributions in excess of net investment
  income (b)                                          --      (0.01)        --          --          --         --         --
---------------------------------------------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
  Total distributions                              (1.03)     (1.01)     (1.03)      (1.06)      (1.15)     (1.21)     (1.24)
---------------------------------------------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                 $   11.31  $   11.08  $   10.54   $   10.99   $   11.19  $   10.80  $    8.79
---------------------------------------------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
TOTAL RETURN (C)                                   11.88%     15.24%      5.74%       7.82%      15.39%     38.83%     14.20%
---------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------
  Expenses                                          1.21%      1.22%      1.21%       1.18%       1.08%      1.02%      1.03%
---------------------------------------------
  Net investment income                             9.19%      9.07%      9.64%       9.27%      10.44%     12.40%     14.62%
---------------------------------------------
  Expense waiver/reimbursement (d)                  0.03%      0.06%      0.05%       0.05%       0.08%        --         --
---------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------
  Net assets, end of period (000 omitted)       $599,736   $530,203   $448,040     $439,149   $417,015   $351,087   $252,147
---------------------------------------------
  Portfolio turnover                                  55%        53%        52%         76%         49%        37%        32%
---------------------------------------------

                                                 1990       1989       1988
NET ASSET VALUE, BEGINNING OF PERIOD           $   10.99  $   11.20  $   12.53
---------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------
  Net investment income                             1.33       1.40       1.42
---------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                      (1.98)     (0.20)     (1.31)
---------------------------------------------  ---------  ---------  ---------
  Total from investment operations                 (0.65)      1.20       0.11
---------------------------------------------  ---------  ---------  ---------
LESS DISTRIBUTIONS
---------------------------------------------
  Distributions from net investment income         (1.38)     (1.41)     (1.44)
---------------------------------------------
  Distributions in excess of net investment
  income (b)                                          --         --         --
---------------------------------------------  ---------  ---------  ---------
  Total distributions                              (1.38)     (1.41)     (1.44)
---------------------------------------------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                 $    8.96  $   10.99  $   11.20
---------------------------------------------  ---------  ---------  ---------
TOTAL RETURN (C)                                   (6.82%)     11.34%      1.30%
---------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------
  Expenses                                          1.02%      1.00%      1.05%
---------------------------------------------
  Net investment income                            13.01%     12.55%     12.37%
---------------------------------------------
  Expense waiver/reimbursement (d)                    --         --         --
---------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------
  Net assets, end of period (000 omitted)       $282,149   $379,876   $360,409
---------------------------------------------
  Portfolio turnover                                  40%        43%        52%
---------------------------------------------


 (a) As of July 29, 1994, Select Shares were no longer offered and were reclassified as Class C Shares. For the year ended March 31, 1994, Select Shares net assets (000 omitted) were $838.

 (b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting These distributions do not represent a return of capital for federal income tax purposes.

 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


                             FEDERATED HIGH INCOME BOND FUND, INC.
                             FINANCIAL HIGHLIGHTS--CLASS B SHARES
--------------------------------------------------------------------------------
                             (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                        YEAR ENDED MARCH 31,
                                                                                                  --------------------------------
                                                                                                     1997       1996      1995(A)
                                                                                                  ---------  ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                                              $   11.08  $   10.54   $   10.57
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------
  Net investment income                                                                                0.96       0.95        0.51
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                               0.21       0.51       (0.07)
------------------------------------------------------------------------------------------------  ---------  ---------  -----------
  Total from investment operations                                                                     1.17       1.46        0.44
------------------------------------------------------------------------------------------------  ---------  ---------  -----------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------------
  Distributions from net investment income                                                            (0.94)     (0.91)      (0.47)
------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income (b)                                                   --      (0.01)         --
------------------------------------------------------------------------------------------------  ---------  ---------  -----------
  Total distributions                                                                                 (0.94)     (0.92)      (0.47)
------------------------------------------------------------------------------------------------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                                    $   11.31  $   11.08   $   10.54
------------------------------------------------------------------------------------------------  ---------  ---------  -----------
TOTAL RETURN (C)                                                                                      10.99%     14.31%       4.47%
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------
  Expenses                                                                                             1.99%      2.03%       2.02%*
------------------------------------------------------------------------------------------------
  Net investment income                                                                                8.39%      8.29%       9.47%*
------------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (d)                                                                       --       0.01%       0.05%*
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                          $513,169   $238,055     $33,295
------------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                     55%        53%         52%
------------------------------------------------------------------------------------------------


 * Computed on an annualized basis.

 (a) Reflects operations for the period from September 27, 1994 (date of initial public investment) to March 31, 1995.

 (b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)



                             FEDERATED HIGH INCOME BOND FUND, INC.
                             FINANCIAL HIGHLIGHTS--CLASS C SHARES
--------------------------------------------------------------------------------
                             (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                YEAR ENDED MARCH 31,
                                                                                   --------------------------------------------
                                                                                     1997       1996       1995      1994(A)(B)
                                                                                   ---------  ---------  ---------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $   11.08  $   10.54  $   10.99    $   11.18
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------
  Net investment income                                                                 0.95       0.92       0.94         0.92
---------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                0.22       0.54      (0.44)       (0.23)
---------------------------------------------------------------------------------  ---------  ---------  ---------  -------------
  Total from investment operations                                                      1.17       1.46       0.50         0.69
---------------------------------------------------------------------------------  ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS
---------------------------------------------------------------------------------
  Distributions from net investment income                                             (0.94)     (0.91)     (0.95)       (0.88)
---------------------------------------------------------------------------------
  Distributions in excess of net investment income (c)                                    --      (0.01)        --           --
---------------------------------------------------------------------------------  ---------  ---------  ---------  -------------
  Total distributions                                                                  (0.94)     (0.92)     (0.95)       (0.88)
---------------------------------------------------------------------------------  ---------  ---------  ---------  -------------
NET ASSET VALUE, END OF PERIOD                                                     $   11.31  $   11.08  $   10.54    $   10.99
---------------------------------------------------------------------------------  ---------  ---------  ---------  -------------
TOTAL RETURN (D)                                                                       11.00%     14.35%      4.91%        6.23%
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------
  Expenses                                                                              1.99%      2.00%      1.98%        1.99%*
---------------------------------------------------------------------------------
  Net investment income                                                                 8.38%      8.30%      8.90%        8.54%*
---------------------------------------------------------------------------------
  Expense waiver/reimbursement (e)                                                      0.00%      0.03%      0.05%        0.05%*
---------------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $105,091    $57,422    $32,376      $24,360
---------------------------------------------------------------------------------
  Portfolio turnover                                                                      55%        53%        52%          76%
---------------------------------------------------------------------------------


 * Computed on an annualized basis.

 (a) Reflects operations for the period from April 30, 1993 (date of initial public investment) to March 31, 1994.

 (b) As of July 29, 1994, Select Shares were no longer offered and were reclassified as Class C Shares. For the year ended March 31, 1994, Select Shares net assets (000 omitted) were $838.

 (c) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (e) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)



                             FEDERATED HIGH INCOME BOND FUND, INC.
                             NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                             MARCH 31, 1997
1. ORGANIZATION

Federated High Income Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares:
Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to seek high current income by investing primarily in a diversified portfolio of professionally managed fixed income securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for equalization. The following reclassifications have been made to the financial statements.

             INCREASE (DECREASE)
---------------------------------------------
                            UNDISTRIBUTED NET
    PAID-IN CAPITAL         INVESTMENT INCOME
       $711,322                $  (711,322)


     Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     At March 31, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $21,516,112, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2000.

     Additionally, net capital losses of $730,296 attributable to security transactions incurred after
     October 31, 1996 are treated as arising on the first day of the Fund's next taxable year.

     EQUALIZATION--The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

     Additional information on each restricted security held at March 31, 1997, is as follows:

                                  SECURITY                                        ACQUISITION DATE         ACQUISITION COST
                                  --------                                        ----------------         ----------------
     Tracor, Inc., Sr. Sub. Note                                                              2/28/1997     $    3,984,080
     First Nationwide Escrow Corp., Sr. Sub. Note                                   9/13/1996-9/19/1996         11,204,963
     Delta Beverage Group, Inc., Sr. Note                                                    12/17/1996          1,193,563
     Electric Retailing Systems, International, Inc., Unit                                    1/21/1997          3,387,974
     Australis Holdings Pty Limited, Sr. Disc. Note                                          10/29/1996          2,346,028
     Diamond Cable Communications PLC, Sr. Disc. Note                               2/21/1997-3/12/1997          2,181,257
     TCI Satellite Entertainment, Inc., Sr. Sub. Disc. Note                                   2/14/1997          2,011,961
     TCI Satellite Entertainment, Inc., Sr. Sub. Note                               2/14/1997-3/27/1994          3,161,875
     ISP Holding, Inc., Sr. Note                                                             10/15/1996          5,584,376
     ISP Holding, Inc., Sr. Note                                                              4/2/1994          2,320,000
     Collins & Aikman Floorcoverings, Inc., Sr. Sub. Note                           1/29/1997-2/11/1997          3,260,313
     GFSI, Inc., Sr. Sub. Note                                                      2/20/1997-2/21/1997          2,790,250
     Glenoit Corp., Sr. Sub. Note                                                             3/26/1997          3,393,506
     ICON Fitness Corp., Sr. Disc. Note                                                      11/15/1996          3,615,676
     Renaissance Cosmetics, Inc., Sr. Note                                                     2/3/1997          6,975,000
     Kane Industries, Inc., Sr. Sub. Disc. Note                                               10/1/1986          1,784,512
     Plastic Containers, Inc., Sr. Secd. Note                                     12/11/1996-12/12/1996          4,412,063
     Allied Waste North America, Inc., Sr. Sub. Note                                11/25/1996-3/5/1997          8,757,875
     Fairchild Semiconductor Corp., Sr. Sub. Note                                              3/6/1997          5,481,500
     International Home Foods, Inc., Sr. Sub. Note                                           10/29/1996          8,000,000
     MBW Foods Inc., Sr. Sub. Note                                                   2/5/1997-3/11/1997          4,045,000
     Uniforet Inc., Sr. Note                                                       10/7/1996-10/16/1996          4,483,750
     Continental Global Group, Inc., Sr. Sub. Note                                            3/26/1997          4,425,000
     Hawk Corp., Sr. Note                                                          11/22/1996-3/26/1997          4,010,000
     Forcenergy, Inc., Sr. Sub. Note                                                          2/11/1997          6,953,660
     Intertek Finance PLC, Sr. Sub. Note                                                     10/31/1996          3,500,000
     KinderCare Learning Centers, Inc., Sr. Sub. Note                               2/10/1997-3/14/1997          5,765,313
     Cellular Communications of PR, Inc., Sr. Sub. Note                             8/17/1995-1/16/1997          5,797,683
     Dobson Communications Corp., Sr. Sub. Note                                               2/25/1997          3,250,000
     McLeod, Inc., Sr. Disc. Note                                                             2/27/1997          5,040,605
     Qwest Communications International, Inc., Sr. Note                                       3/25/1997          7,077,875
     MAFCO Acquisition, Warrants                                                               7/1/1991             80,625
     IHF Capital, Inc., Warrants                                                              11/4/1994             37,050
     Kane Industries, Inc., Warrants                                                          3/16/1990             62,656
     Specialty Foods Acquisition Corp.                                              8/10/1993-8/27/1993     $      250,415
     Sullivan Graphics, Inc.                                                                   2/8/1990            217,112
     Bar Technologies, Inc., Warrants                                                         8/27/1996                  0
     American Radio Systems Corp., Cumulative
       Exchangeable Pfd. Stock                                                       1/27/1997-3/4/1997          3,073,944
     Chancellor Broadcasting Co., Exchangeable Pfd. Stock                                     1/17/1997          4,600,000
     Sinclair Broadcast Group, Inc. Pfd.                                                       3/5/1997          5,000,000
     Fairfield Manufacturing Co., Inc., Exchangeable Pfd. Stock                                3/7/1997          3,575,000


     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At March 31, 1997, par value shares ($0.01 per share) authorized were as follows:

                                             # OF PAR
                                               VALUE
                                          CAPITAL SHARES
CLASS NAME                                  AUTHORIZED
----------                                ---------------
Class A Shares                              4,000,000,000
Class B Shares                              2,000,000,000
Class C Shares                              2,000,000,000
Unclassified Shares                         2,000,000,000
                                         -----------------
                                           10,000,000,000
                                         -----------------



                             FEDERATED HIGH INCOME BOND FUND, INC.
--------------------------------------------------------------------------------

Transactions in capital stock were as follows:

                                                                              MARCH 31, 1997                MARCH 31, 1996
CLASS A SHARES                                                            SHARES         AMOUNT         SHARES         AMOUNT
Shares sold                                                              11,332,321  $  127,059,070     9,541,576  $  104,603,928
---------------------------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                                         2,477,211      27,712,430     2,113,256      23,120,673
---------------------------------------------------------------------
Shares redeemed                                                          (8,642,783)    (96,856,760)   (6,317,775)    (69,286,925)
---------------------------------------------------------------------  ------------  --------------  ------------  --------------
     Net change resulting from
     Class A Share transactions                                           5,166,749  $   57,914,740     5,337,057  $   58,437,676
---------------------------------------------------------------------  ------------  --------------  ------------  --------------

                                                                              MARCH 31, 1997                MARCH 31, 1996
CLASS B SHARES                                                            SHARES         AMOUNT         SHARES         AMOUNT
Shares sold                                                              28,139,746  $  316,878,366    19,654,299  $  215,828,295
---------------------------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                                         1,241,207      13,936,174       424,401       4,675,171
---------------------------------------------------------------------
Shares redeemed                                                          (5,486,949)    (61,971,208)   (1,750,975)    (19,251,125)
---------------------------------------------------------------------  ------------  --------------  ------------  --------------
     Net change resulting from
     Class B Share transactions                                          23,894,004  $  268,843,332    18,327,725  $  201,252,341
---------------------------------------------------------------------  ------------  --------------  ------------  --------------

                                                                              MARCH 31, 1997                MARCH 31, 1996
CLASS C SHARES                                                            SHARES         AMOUNT         SHARES         AMOUNT
Shares sold                                                               5,462,599  $   61,428,435     3,399,750  $   37,388,053
---------------------------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                                           370,644       4,157,485       176,754       1,940,671
---------------------------------------------------------------------
Shares redeemed                                                          (1,720,918)    (19,385,125)   (1,466,781)    (16,099,182)
---------------------------------------------------------------------  ------------  --------------  ------------  --------------
     Net change resulting from
     Class C Share transactions                                           4,112,325  $   46,200,795     2,109,723  $   23,229,542
---------------------------------------------------------------------  ------------  --------------  ------------  --------------
     Net change resulting from
     Fund share transactions                                             33,173,078  $  372,958,867    25,774,505  $  282,919,559
---------------------------------------------------------------------  ------------  --------------  ------------  --------------


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets.

     ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

     DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


                             FEDERATED HIGH INCOME BOND FUND, INC.
--------------------------------------------------------------------------------

                                  % OF AVG. DAILY NET
       SHARE CLASS NAME             ASSETS OF CLASS
        Class B Shares                     0.75%
        Class C Shares                     0.75%


     SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

     TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

     PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

     GENERAL--Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended March 31, 1997, were as follows:

PURCHASES                                                                                                           $  891,980,666
------------------------------------------------------------------------------------------------------------------  --------------
Sales                                                                                                               $  542,421,761
------------------------------------------------------------------------------------------------------------------  --------------



                             REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of FEDERATED HIGH INCOME BOND FUND, INC.

We have audited the accompanying statement of assets and liabilities of Federated High Income Bond Fund, Inc. (a Maryland Corporation), including the schedule of portfolio investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Income Bond Fund, Inc. as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
April 24, 1997


Directors                                              Officers
--------------------------------------------------------------------------------

John F. Donahue                                     John F. Donahue
Thomas G. Bigley                                    Chairman
John T. Conroy, Jr.                                 Richard B. Fisher
William J. Copeland                                 President
J. Christopher Donahue                              J. Christopher Donahue
James E. Dowd                                       Executive Vice President
Lawrence D. Ellis, M.D.                             Edward C. Gonzales
Edward L. Flaherty, Jr.                             Executive Vice President
Peter E. Madden                                     John W. McGonigle
Gregor F. Meyer                                     Executive Vice President,
John E. Murray, Jr.                                 Treasurer and Secretary
Wesley W. Posvar                                    S. Elliott Cohan
Marjorie P. Smuts                                   Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.


[Graphic]

A DYNAMIC AMERICAN MARKET

WHAT ARE HIGH YIELD BONDS?
High yield bonds are lower-rated corporate bonds that typically offer higher interest than high-quality, investment-grade bonds. The higher yields can help compensate investors for the real and perceived risks that are greater than that of higher-rated bonds. Among these risks are greater price volatility, more risk to principal and income, and increased possibilities for default.
Technically, Standard & Poor's Ratings Group defines high yield bonds as any issue rated BB+ or less, while Moody's Investors Service, Inc. defines high yield bonds as Ba1 and below.
The companies that issue high yield bonds usually fall into one of three categories:
* smaller companies,
* rapidly growing companies,
* or private companies willing to issue public debt to accomplish management or leveraged buyouts
In the 70's and 80's, lower rated corporate debt was termed `junk bonds.''Over time, the reality and the perception of high yield bonds has matured and stabilized, and they may now be used as a key tool for leveraged financing. Although they still carry higher risks than other types of bonds, high yield bonds are no longer dominated by highly speculative issues or underwriters. Companies like AMF, Playtex, Revlon and Viacom have been just a few `household-name'' issuers of high yield bonds.
In short, high yield bonds are part of the mainstream financial marketplace, with more than 50 investment firms actively trading and issuing high yield debt. This market offers income opportunities to investors. It has risen, phoenix-like, from 1990's $1.4 billion of new issues to 1996's issuance of $73 billion.*
WHY DO THEY BELONG IN YOUR PORTFOLIO?
High yield bonds represent an asset class of bonds in a distinct market that offers equally distinct advantages to investors: Income and broad industry diversification in a bond investment that behaves, at times, like a stock or bond.
For stock investors, high yield bonds can offer:
* A `stock-like'' investment that can rise and fall with the street's perception of the strength of the issuing company.
* Attractive income that can help mitigate the volatility of equity holdings.
For bond investors who want income, high yield bonds can offer:
* Less sensitivity to interest rate swings than long-term Treasury securities.**
* A performance advantage over U.S. Treasury or government agency holdings, consistent with the credit and interest rate risk associated with corporate securities.**
The key to participation in this market? Understand what you're buying, and that high yield issues have inherent credit risk. Rely on professional bond managers and then seek out the broad diversification of a mutual fund's portfolio. And, maintain an investment time frame of at least three to five years. Mutual funds also provide for reinvestment of income to build for future income needs.

[Graphic]

High yield bonds are issued by many major companies whose products and services we use every day.

*  Source: Chase Securities
** Unlike corporate bonds, U.S. government and Treasury securities are guaranteed as to the payment of principal and interest.


20 YEARS...
OF INCOME TO SHAREHOLDERS
OF EXPERT BOND MANAGEMENT
OF ASSET GROWTH

1977
Federated High Income Bond Fund, Inc. created. Becomes one of only 10 bond funds to invest primarily in high yield bonds.
Lehman Brothers offers the first of many `junk bonds.''
High yield bond market value totals $24 billion; $1 billion in new high yield bonds issued.*


[Graphic]
1980
Investment banking firm Drexel Burnham Lambert champions high yield bond market as vehicle for financing corporate takeovers, creating a financial revolution. Over time, the number of underwriters expands to include Donaldson Lufkin & Jenrette, First Boston, Goldman Sachs, Merrill Lynch and Morgan Stanley. Currently, banks such as Bankers Trust, Chase Manhattan and NationsBanc also emerge as major underwriters of high yield bonds.


FUND ASSET GROWTH:
$25 MILLION TO $1 BILLION
FUND'S YEAR-BY-YEAR GROWTH

1977
1977-$25.0 million
1979-$57.2 million
1981-$54.0 million

1982
1983-$153.9 million
1985-$212.9 million

*  Source: Chase Securities
** Morningstar proprietary ratings reflect risk-adjusted performance through 3/31/97. They are subject to change every month. Ratings are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The 1-year rating is calculated using the same methodologies, but is not a component of the overall ratings. The top 10% of funds in a rating universe receive 5 stars; the next 22.5% receive 4 stars; the middle 35% receive 3 stars; the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings quoted are for the Class A Shares. Star ratings for other share classes may vary and are available only for classes with at least three years of performance history. The fund's 1-, 3-, 5- and 10-year ratings were: HHHH out of 1,696 taxable bond funds, HHHHH out of 1,172 taxable bond funds, HHHHH out of 630 taxable bond funds, and HHHHH out of 258 taxable bond funds, respectively, as of March 31, 1997.


[Graphic]

1989
After 12 consecutive years of growth, high yield bond market value peaks at $244 billion.*
The decade's wave of restructuring transactions, including the RJR Nabisco buyout, created tremendous wealth for investors and society as a whole.
During the 1980s, the Dow Jones Industrial Average tripled from 1,000 to 3,000 and the market value of public firms' equity more than doubled from $1.4 to $3 trillion...Millions of new jobs were created in the process.''
-Daniel Fischel, Payback, 1995, pp. 9-11

[Graphic]
1986
Fund assets top
$300 million


1987
1987-$390.1 million
1989-$379.8 million
1991-$252.1 million

1988
Largest buyout in American history, RJR Nabisco by Kohlberg Kravis Roberts & Co. (KKR), for $25 billion; a leveraged buyout transaction financed almost exclusively by debt, including billions of dollars in high yield bonds.

[Graphic]
1990
High yield bond market chills, losing 10% of its value; new high yield bond issuance shrinks to $1.4 billion.* After dominating the high yield market, Drexel Burnham Lambert collapses. Savings and loan industry problems and U.S. recession also impact the high yield bond market.


[Graphic]
1991
The total demise of the high yield market was a little premature. More underwriters appear. Higher grade credit issuers come to market successfully. High yield bond market begins road to recovery.


[Graphic]
1992
$46 billion in new high yield bond issues.*

[Graphic]
1997
In its 20th year of operation, Federated High Income Bond Fund receives HHHHH overall rating from Morningstar for risk-adjusted performance, placing it in the top 10% among 1,172 taxable bond funds as of March 31, 1997.** The fund's portfolio consists of 260 issues, broadly diversified across industry sectors, with an average rating of B.


1992
1993-$417.0 million
1995-$516.7 million
1997-$1.2 billion

[Graphic]
1993
Fund assets top $400 million, with 16,000 shareholders invested


[Graphic]
1996
Federated High Income Bond Fund reaches $1 billion in assets.
Issuance of high yield bonds tops $73 billion. High yield bond market value totals $354 billion.* More investment banking firms and domestic and foreign banks participate in leverage financing.


20th Anniversary

THE HIGH YIELD BOND MARKET

A HISTORY OF COMPETITIVE RETURNS
Growth of a $1,000 Initial Investment in Federated High Income Bond Fund vs. the Average High Yield Bond Fund, High Grade Corporate Bond Fund, and U.S. Government Fund.

Past performance does not guarantee future results. Chart portrays the growth of a hypothetical $1,000 invested in Federated High Income Bond Fund-Class A Shares and the Lipper High Current Yield Funds Average, Lipper A Rated Corporate Debt Funds Average and Lipper General U.S. Government Funds Average on 11/30/77 and reinvestment of dividends and capital gains. Figures do not reflect the fund's sales charge. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GRAPHIC PRESENTATION `A8'' OMITTED.  SEE APPENDIX.

THE DYNAMIC HIGH YIELD MARKET
Growth in the High Yield Market's Total Value

GRAPHIC PRESENTATION `A9'' OMITTED.  SEE APPENDIX.

Source: Chase Securities



[Graphic]

20 Years of  Achievement

SPECIAL ANNUAL REPORT SUPPLEMENT


                             NOTES
--------------------------------------------------------------------------------



[LOGO FEDERATED INVESTORS]

Federated Securities Corp., Distributor

Cusip 314195108
Cusip 314195207
Cusip 314195306
8042507 (5/97)
A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 11/30/77 to 3/31/97. The `y'' axis is measured in increments of $20,000 ranging from $0 to $160,000 and indicates that the ending value of a hypothetical initial investment of $20,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $142,198 on 3/31/97.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 11/30/77 to 3/31/97. The `y'' axis is measured in increments of $10,000 ranging from $0 to $80,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $72,202 on 3/31/97.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 3/31/86 to 3/31/97. The `y'' axis is measured in increments of $5,000 ranging from $0 to $20,000 and indicates that the ending value of a hypothetical initial investment of $5,000 in the fund's Class A Shares would have grown to $14,981 on 3/31/97.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated High Income Bond Fund, Inc., based on a 4.50% sales charge, are represented by a solid line. The Lipper High Current Yield Funds Average (the `LHCYFA'') is represented by a broken line and the Lehman Brothers Single B Rated Index (the `LBSBRI'') is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $20,000 hypothetical investment in the Class A Shares of the fund, the LHCYFA and the LBSBRI. The `x'' axis reflects computation periods from 11/30/77 to 3/31/97. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the LHCYFA and the LBSBRI. The ending values were $142,198, $136,379, and $149,200, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year, five-year and 10-year periods ended 3/31/97 and from the fund's start of performance (11/30/77) to 3/31/97. The total returns were 6.86%, 10.12%, 10.44% and 10.68%, respectively.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated High Income Bond Fund, Inc. are represented by a solid line. The LHCYFA is represented by a broken line and the LBSBRI is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, the LHCYFA and the LBSBRI. The `x'' axis reflects computation periods from 3/31/87 to 3/31/97. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares as compared to the LHCYFA and the LBSBRI. The ending values were $26,990, $23,992, and $26,521, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year, five-year and 10-year periods ended 3/31/97 and from the start of performance of Class A Shares (11/30/77) to 3/31/97. The total returns were 6.86%, 10.12%, 10.44%, and 10.68%, respectively.
A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated High Income Bond Fund, Inc. are represented by a solid line. The LHCYFA is represented by a broken line and the LBSBRI is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, the LHCYFA and the LBSBRI. The `x'' axis reflects computation periods from 9/27/94 to 3/31/97. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the LHCYFA and the LBSBRI. The ending values were $12,762, $13,003, and $13,690, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns for the one-year period ended 3/31/97 and from the start of performance of Class B Shares (9/27/94) to 3/31/97. The total returns were 5.01% and 10.21%, respectively.

A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated High Income Bond Fund, Inc. are represented by a solid line. The LHCYFA is represented by a broken line and the LBSBRI is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund, the LHCYFA and the LBSBRI. The `x'' axis reflects computation periods from 4/30/93 to 3/31/97. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares as compared to the LHCYFA and the LBSBRI. The ending values were $14,146, $14,391, and $14,812, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the one-year period ended 3/31/97 and from the start of performance of Class C Shares (4/30/93) to 3/31/97. The total returns were 9.92% and 9.26%, respectively.

A8. The graphic presentation here displayed consists of a line graph, which is a visual representation of the narrative text beside it. The Class A Shares of Federated High Income Bond Fund, Inc. are represented by a solid white line. The Lipper High Current Yield Funds Average is represented by a solid black line. The Lipper A Rated Corporate Debt Funds Average is represented by a broken black line. The Lipper General U.S. Government Funds Average is represented by a broken white line. The line graph is a visual representation of a comparison of change in value of a $1,000 hypothetical investment on 11/30/77 in the Class A Shares of the fund, the Lipper High Current Yield Funds Average, the Lipper A Rated Corporate Debt Funds Average, and the Lipper General U.S. Government Funds Average. The `x'' axis reflects computation periods from 1977 to 1997. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares as compared to the Lipper High Current Yield Funds Average, the Lipper A Rated Corporate Debt Funds Average, and the Lipper General U.S. Government Funds Average. The ending values were $7,448, $6,830, $5,165, and $4,525, respectively.

A9. The graphic presentation here displayed consists of a bar chart. Each bar represents the total value of the high yield market for each year from 1977 through 1996. The values are as follows: 1977-$24 billion; 1978-$26 billion; 1979-$28 billion; 1980-$30 billion; 1981-$32 billion; 1982-$35 billion; 1983-$43 billion; 1984-$59 billion; 1985-$83 billion; 1986-$138 billion; 1987-$183 billion; 1988-$207 billion; 1989-$244 billion; 1990-$215 billion; 1991-$201 billion; 1992-$199 billion; 1993-$234 billion; 1994-$270 billion; 1995-$297 billion; and 1996-$354 billion.